As filed with the Securities and Exchange Commission on September 7, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                   Date of fiscal year end: December 31, 2006

            Date of reporting period: January 1, 2006 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


                                    [GRAPHIC]
                                                                 Adams Harkness
                                                          Small Cap Growth Fund
                                                             Semi-Annual Report
                                                                  June 30, 2006
                                                                    (Unaudited)

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2006
--------------------------------------------------------------------------------
The Adams Harkness Small Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell 2000(R) Growth Index (the "Index"), for the six months ended June 30, 2006.

The Fund had a very strong first quarter, as did small cap stocks overall. January was particularly strong for smaller stocks, with the Index increasing
9.65 % in the first 30 days of 2006. Years in which the Russell 2000 Growth has performed well in January have typically been strong years for the smaller capitalization stocks; based on everything we were seeing in our research through the spring, we believed that 2006 had the potential to follow that historical pattern. However, while the second quarter was difficult for most equities, it was particularly difficult for the small cap growth sector. While the Index peaked on May 9th, after rising 15.98% since January 1st, it has since declined 8.71% from the May 9th peak. (These numbers will not exactly tie in to the year to date return for the Index as the Index is time-weighted.) The higher growth, higher multiple stocks in which we invest suffered disproportionately to the Index in the decline.

As the markets transitioned from a long-tenured Federal Reserve Chairman to Mr. Ben Bernanke, what began as heightened concern developed as we moved through the spring into summer into a variety of worries that, when combined, created almost a perfect storm of FUD (fear, uncertainty, and doubt). The real world has much ambivalence in it and thus is many shades of grey; investors in the stock market prefer the black and white of hard, known facts. Therefore, it is often the case that periods of uncertainty, where only the passage of time will reveal the outcome, can create fear in the minds of investors. It is usually during these time periods that every last data point is tracked down mercilessly and microscopically examined in case it can be a clue to the "real truth" of how the uncertainty will be resolved; volatility in individual issues climbs; and, at some point, the situation is resolved either because the outcome is known or stocks get cheap enough to discount even the worst outcomes. I believe that this is the environment in which equity investors currently find themselves. We believe it is impacting smaller stocks more than most other equities because investors purchase smaller companies, particularly smaller growth companies, not for what they are today but for what they could be in the future. When that future is brought into question, smaller cap securities tend to react more strongly.

During markets such as this, we find it most useful to focus our attention on several issues. First, we try and stay in close contact with company managements seeking to ensure they have the ability and means to execute according to their plan. In this regard, we had a little bit of serendipity in that the market decline coincided with a very busy time of company visits and conferences. We were able to touch base with the majority of the companies in which the Fund is invested in May and June and found them surprisingly upbeat about their prospects and eager to talk about it. While trends can always change, to date there have been very few negative surprises in either earnings reported or guidance given among our holdings. Second, as you know, it is our discipline to use periods of weakness to "upgrade" the quality of holdings in the portfolio, if we see opportunities. Lastly, we find it useful at this point in the market cycle to focus our attention on identifying those companies that we believe could represent the greatest potential for gain once the interest rate hike cycle comes to an end. If we do not already own them, then our strategy would be to use the market weakness to carefully accumulate them over the next few months.

As a young analyst on Wall Street, I was taught that once something is "known" it is priced in. While the rise of hedge funds may have altered the time frame in which we incorporate these scenarios, I do not think it has

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2006
--------------------------------------------------------------------------------
altered the basic discounting mechanism of the stock market. Stock markets historically have discounted economic slowdowns six to nine months in advance of their anticipated occurrence. What can be surmised that is not currently being focused on, is, I believe, the following: we are closer to the end than the beginning of the Federal Reserve interest rate increases at this point. The recent spike in oil implies that the peak may be over, and as oil potentially declines in price and the economy slows over the next twelve months, inflation may subside. Indeed, the Chairman of the Federal Reserve Bernanke alluded to this scenario in his recent Humphrey Hawkins testimony. This implies that the market may at some point start to discount a better future for the economy and for corporate profits.

While we cannot predict the "when" or the "how much", we think the risk/reward spectrum will ultimately favor growth investors, and particularly smaller growth investors. Growth, particularly small growth, is very cheap on a price to earnings (p/e) to growth (peg ratio) valuation measure. At the end of June, the companies in your portfolio had a forecasted earnings growth rate of 52% and a forward p/e ratio of 25x, for a p/e to growth multiple of just under 0.50x. More simply, the average stock in the Fund was selling at about 50% of its growth rate. As of this writing, we are slightly under that ratio. In my experience, small cap growth stocks historically bottom when they are selling between 40% and 50% of their growth rates, which is where we are now. (It is important to note that portfolio holdings and earnings forecasts are subject to change and that earnings growth for those companies held by the Fund, while a very important facet when buying the company's stock, is not a reflection of the Fund's overall performance.) Over the next twelve months, it is quite logical that, in part due to the Federal Reserve's tightening of interest rates, corporate earnings growth will be increasingly scarce and those companies that can deliver on their potential will be rewarded. We believe that this environment will favor small cap growth companies. If one looks at the last three tightening cycles, according to Prudential Securities, smaller stocks as represented by the Russell 2000 Index have increased 35.4% in the 12 months after the Federal Reserve stops raising interest rates. And while past performance isn't necessarily an indicator of future events, we find it more useful at this point in the market cycle to focus our attention on identifying those companies that we believe have the most potential.

As of this writing, Wall Street seems to be fairly negative on the outlook for the market as a whole, and for small stocks in particular. Concerns are rising that the 17 rate increases we have seen will slow the housing market sharply and create a "hard" landing for corporate profits and a recession, as opposed to a "soft" landing. The consensus believes that this slowdown will hurt smaller companies far more than larger companies, for a variety of reasons -- smaller companies are more cyclical, they are more tied to the economy, they have more debt than larger companies, they are "riskier" and therefore investors seeking safety will flee the asset class. We continue to believe, based on our research, that small cap growth will be the part of the U.S. equity market that offers investors the strongest potential for capital appreciation over the next three to five years. We base that belief on the strong earnings growth we see, the rising return on capital and the increased cash flow generation for many of these small companies. The fact that these companies still sell at a p/e ratio below their growth rate, and that the tide of public opinion appears to be firmly in the camp that small caps have had their run, gives us reason to think that further multiple expansion and positive sentiment changes lie ahead of us as these companies seek to deliver on their potential.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2006
--------------------------------------------------------------------------------
The beauty of being small company stock pickers is that we have many choices; our fundamental work leads us to identify companies that are already in the public arena that are experiencing an improvement in their business models, either because of secular changes occurring in the marketplace (macro or "top-down" events), or as a result of changes in strategy implemented by the management team (micro or "bottoms-up") events. When we find positive change occurring on both the macro and micro level, a particular company's stock becomes a top candidate for selection into the portfolio. We continue to find a large number of candidates that meet these criteria and our time and attention remain focused on employing our investment process seeking to produce alpha for our investors.

The last thought I would like to leave with you is a bit philosophical and represents my own personal opinion. The Federal Reserve started raising interest rates roughly three months after we started the Fund. This has muted "the power of growth". For the past two years, we have seen fairly steady multiple contraction as the Federal Reserve has tightened the availability of capital (by raising interest rates) and in spite of this, many small cap growth companies delivered strong earnings growth. My own opinion is, if p/e multiples stop contracting as the Federal Reserve stops raising interest rates, and if companies can meet or better their earnings estimates, small cap growth investors could be well rewarded over the next several years.

We thank you for your time and attention; we assure you that we are working diligently on your behalf and we are confident in the future of the companies in which the Fund invests.

Sincerely,

/s/ Mary Lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

THE FUND INVESTS IN SMALLER COMPANIES WHICH GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE. THE PEG RATIO IS THE P/E RATIO RELATIVE TO THE COMPANY'S EARNINGS GROWTH RATE. ALPHA IS THE DIFFERENCE BETWEEN A FUND'S ACTUAL RETURNS AND ITS EXPECTED PERFORMANCE, GIVEN ITS LEVEL OF RISK AS MEASURED BY BETA. THE DIFFERENCE IS EXPRESSED AS AN ANNUALIZED PERCENTAGE. BETA IS THE MEASURE OF A FUND'S RELATIVE VOLATILITY AS COMPARED TO A COMPARATIVE INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2006 AND MAY NOT REFLECT HER VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006
--------------------------------------------------------------------------------
The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund (the "Fund") since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                               SINCE
                                                             INCEPTION
          AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/06 1 YEAR   2/27/04
          ------------------------------------------ ------- ---------
             Adams Harkness Small Cap Growth Fund     19.40%  10.55%
             Russell 2000 Growth Index                14.58%   8.17%
          INVESTMENT VALUE ON 06/30/06
          ----------------------------
             Adams Harkness Small Cap Growth Fund    $12,645
             Russell 2000 Growth Index               $12,016

                                    [CHART]
                        Adams Harkness
                          Small Cap             Russell 2000
                         Growth Fund            Growth Index
                        --------------         --------------
 2/27/2004                 10,000                  10,000
 2/29/2004                 10,000                  10,000
 3/31/2004                  9,910                  10,047
 4/30/2004                  9,470                   9,542
 5/31/2004                  9,580                   9,732
 6/30/2004                  9,840                  10,056
 7/31/2004                  8,920                   9,153
 8/31/2004                  8,580                   8,956
 9/30/2004                  9,450                   9,452
10/31/2004                  9,650                   9,681
11/30/2004                 10,380                  10,500
12/31/2004                 10,650                  10,877
 1/31/2005                 10,310                  10,387
 2/28/2005                 10,500                  10,530
 3/31/2005                 10,130                  10,135
 4/30/2005                  9,430                   9,490
 5/31/2005                 10,110                  10,159
 6/30/2005                 10,590                  10,487
 7/31/2005                 11,400                  11,220
 8/31/2005                 11,510                  11,062
 9/30/2005                 11,870                  11,150
10/31/2005                 11,250                  10,738
11/30/2005                 12,130                  11,346
12/31/2005                 12,160                  11,329
 1/31/2006                 13,595                  12,421
 2/28/2006                 13,696                  12,355
 3/31/2006                 14,121                  12,956
 4/30/2006                 13,999                  12,918
 5/31/2006                 12,817                  12,009
 6/30/2006                 12,645                  12,016
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

           SHARES                                           VALUE
          ---------                                      ------------
          COMMON STOCK - 98.5%
          BUSINESS SERVICES - 17.2%
              4,700 Advent Software, Inc.+               $    169,529
             12,310 Aspen Technology, Inc.+                   161,507
              8,245 aQuantive, Inc.+                          208,846
              3,335 CDI Corp.                                  96,715
             19,505 CyberSource Corp.+                        228,209
              3,575 Digital River, Inc.+                      144,394
             11,415 eCollege.com, Inc.+                       241,313
              7,455 Forrester Research, Inc.+                 208,591
              3,765 Heartland Payment Systems, Inc.+          104,968
              3,205 J2 Global Communications, Inc.+           100,060
             16,260 Liquidity Services, Inc.+                 253,168
              4,905 Kenexa Corp.+                             156,224
              3,875 Omnicell, Inc.+                            53,553
             15,435 PeopleSupport, Inc.+                      207,755
              7,730 Perficient, Inc.+                          95,543
             15,855 SkillSoft plc, ADR +                       97,033
              5,695 SPSS, Inc.+                               183,037
              8,050 Tower Group, Inc.                         243,513
              5,380 Transaction Systems Architects,
                    Inc.+                                     224,292
              7,025 Verifone Holdings, Inc.+                  214,122
              4,565 WebEx Communications, Inc.+               162,240
                                                         ------------
                                                            3,554,612
                                                         ------------
          COMMUNICATIONS TECHNOLOGY - 1.8%
              2,035 Cbeyond, Communications, Inc. +            44,383
             18,550 Houston Wire & Cable Co. +                319,060
                                                         ------------
                                                              363,443
                                                         ------------
          CONSUMER DISCRETIONARY - 2.9%
              6,780 Christopher & Banks Corp.                 196,620
             13,470 Pinnacle Entertainment, Inc.+             412,855
                                                         ------------
                                                              609,475
                                                         ------------
          CONSUMER OTHER - 5.4%
              5,345 Buffalo Wild Wings, Inc.+                 204,767
              5,930 Hain Celestial Group, Inc.+               152,757
              7,990 Life Time Fitness, Inc.+                  369,697
             22,300 Lightbridge, Inc. +                       288,785
              3,260 Performance Food Group Co. +               99,039
                                                         ------------
                                                            1,115,045
                                                         ------------
          CONSUMER RETAIL - 12.5%
              4,765 Ann Taylor Stores Corp.+                  206,706
              7,985 Charlotte Russe Holding, Inc.+            191,161
              2,445 Childrens Place Retail Stores, Inc.+      146,822
             11,097 Coldwater Creek, Inc.+                    296,956
              2,865 DSW Inc., Class A +                       104,343
             14,235 Gymboree Corp.+                           494,808
              4,545 J. Crew Group, Inc. +                     124,760
             16,125 The Dress Barn, Inc.+                     408,769
              2,625 Under Armour, Inc. +                      111,878
             21,780 Wet Seal, Inc. Class A +                  106,286
             10,275 Zumiez, Inc.+                             386,032
                                                         ------------
                                                            2,578,521
                                                         ------------

           SHARES                                           VALUE
          ---------                                      ------------
          ENERGY - 9.0%
              2,095 Atwood Oceanics, Inc.+               $    103,912
              5,525 Basic Energy Services, Inc.+              168,899
              2,245 Complete Production Sevices, Inc.+         53,072
              2,605 Dril-Quip, Inc.+                          214,756
              7,495 Global Industries, Ltd.+                  125,166
              6,260 Hercules Offshore, Inc.+                  219,100
              6,080 Hornbeck Offshore Services, Inc.+         215,962
             10,435 Oceaneering International, Inc. +         478,445
              1,905 Todco, Class A.                            77,819
              4,195 W-H Energy Services, Inc.+                213,232
                                                         ------------
                                                            1,870,363
                                                         ------------
          FINANCIALS - 2.4%
             18,250 AmCOMP, Inc.+                             192,355
              3,125 Piper Jaffray, Cos.+                      191,281
              2,350 Portfolio Recovery Associates, Inc.+      107,395
                                                         ------------
                                                              491,031
                                                         ------------
          HEALTHCARE SERVICES - 9.6%
             10,360 AMN Healthcare Services, Inc.+            210,308
              5,815 Icon plc, ADR+                            321,569
              8,270 Molina Healthcare, Inc.+                  314,673
              5,570 Radiation Therapy Services, Inc.+         149,889
              7,530 Sierra Health Services, Inc.+             339,076
             31,225 Sun Healthcare Group, Inc.+               271,345
              1,315 SurModics, Inc.+                           47,485
              6,560 Well Care Health Plans, Inc.+             321,768
                                                         ------------
                                                            1,976,113
                                                         ------------
          INDUSTRIAL - 7.5%
             11,872 Celadon Group, Inc.+                      261,659
             17,070 Daktronics, Inc.                          492,811
              5,760 Gardner Denver, Inc.+                     221,760
             44,540 IMPCO Technologies, Inc.+                 475,242
              3,770 VistaPrint, Ltd.+                         100,809
                                                         ------------
                                                            1,552,281
                                                         ------------
          PRODUCER DURABLES - 2.7%
              4,755 Hologic, Inc.+                            234,707
              3,495 Itron, Inc.+                              207,114
              2,505 Keystone Automotive Industries+           105,761
                                                         ------------
                                                              547,582
                                                         ------------
          PRODUCTS/PHARMACEUTICAL - 18.6%
             29,715 BioMarin Pharmaceuticals, Inc.+           427,005
              5,995 Conor Medsystems, Inc.+                   165,402
              8,470 Cubist Pharmaceuticals, Inc. +            213,275
              5,580 Digene Corp.+                             216,169
              5,185 DJ Orthopedics, Inc.+                     190,963
              8,105 Foxhollow Technologies, Inc.+             221,429
              7,785 Illumina, Inc.+                           230,903
              9,855 Inverness Medical Innovations,
                    Inc.+                                     278,207
             17,715 Lifecell Corp.+                           547,748
              5,285 Martek Biosciences Corp.+                 153,001
              6,750 Palomar Medical Technologies,
                    Inc.+                                     308,002
              8,055 PSS World Medical, Inc.+                  142,171

See Notes to Financial Statements.    5
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

              SHARES                                         VALUE
             ---------                                    ------------
             PRODUCTS/PHARMACEUTICAL (CONTINUED)
                7,340    Sciele Pharma, Inc.+             $    170,215
               12,765    Spectranetics Corp.+                  136,841
                2,235    Ventana Medical Systems, Inc.+        105,447
                2,170    Vital Images, Inc.+                    53,599
                9,300    Wright Medical Group, Inc.+           194,649
                3,020    Zoll Medical Corp.+                    98,935
                                                          ------------
                                                             3,853,961
                                                          ------------
             SEMICONDUCTORS & EQUIPMENT - 5.2%
                3,840    Formfactor, Inc.+                     171,379
                2,935    Hittite Microwave Corp.+              106,130
                6,035    Ikanos Communications, Inc.+           91,672
               35,555    LTX Corp.+                            249,240
                9,200    Nextest Systems Corp.+                149,132
                8,540    Veeco Instruments, Inc.+              203,594
                4,450    Zoran Corp.+                          108,313
                                                          ------------
                                                             1,079,460
                                                          ------------
             SOFTWARE & SERVICES - 2.0%
                3,155    F5 Networks, Inc.+                    168,729
               15,415    Hypercom Corp.+                       144,130
                6,145    Sierra Wireless, Inc. +               110,856
                                                          ------------
                                                               423,715
                                                          ------------
             TECHNOLOGY - 1.7%
                2,665    Rackable Systems, Inc.+               105,241
                7,840    SiRF Technology Holdings, Inc.+       252,605
                                                          ------------
                                                               357,846
                                                          ------------
             TOTAL COMMON STOCK (COST $19,468,282)          20,373,448
                                                          ------------
             SHORT-TERM INVESTMENTS - 1.3%
             MONEY MARKET FUND - 0.1%
               21,760    Citi Institutional Liquid
                         Reserves, 4.95%                        21,760
                                                          ------------
             PRINCIPAL
             ---------
             MONEY MARKET DEPOSIT ACCOUNT - 1.2%
             $247,111    Citibank Money Market Deposit
                         Account, 4.0%                         247,111
                                                          ------------
             TOTAL SHORT-TERM INVESTMENTS (COST $268,871)      268,871
                                                          ------------
             TOTAL INVESTMENTS - 99.8%
                         (COST $19,737,153)*              $ 20,642,319
             OTHER ASSETS AND LIABILITIES, NET - 0.2%           33,927
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $ 20,676,246
                                                          ============

ADRAmerican Depositary Receipt
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statements and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,328,137
             Gross Unrealized Depreciation                (422,971)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $  905,166
                                                        ==========

                       PORTFOLIO HOLDINGS
                       % OF TOTAL INVESTMENTS
                       Business Services           17.1%
                       Communications Technology    1.8%
                       Consumer Discretionary       3.0%
                       Consumer Other               5.4%
                       Consumer Retail             12.5%
                       Energy                       9.1%
                       Financials                   2.4%
                       Healthcare Services          9.6%
                       Industrial                   7.5%
                       Producer Durables            2.7%
                       Products/Pharmaceutical     18.6%
                       Semiconductors & Equipment   5.2%
                       Software & Services          2.1%
                       Technology                   1.7%
                       Short-Term Investments       1.3%
                                                  ------
                                                  100.0%
                                                  ======

See Notes to Financial Statements.    6
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $19,737,153)                                  $20,642,319
     Investment securities sold                                                        833,555
     Fund shares sold                                                                    5,352
     Dividends and interest                                                              3,172
     Expense reimbursement from adviser                                                 33,748
   Prepaid Expenses                                                                      7,051
                                                                                   -----------
Total Assets                                                                        21,525,197
                                                                                   -----------
LIABILITIES
   Payables:
     Investment securities purchased                                                   774,420
   Accrued Liabilities:
     Investment adviser fees                                                               922
     Trustees' fees and expenses                                                           330
     Compliance services fees                                                            7,373
     Other expenses                                                                     65,906
                                                                                   -----------
Total Liabilities                                                                      848,951
                                                                                   -----------
NET ASSETS                                                                         $20,676,246
                                                                                   ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $19,812,679
   Accumulated net investment income (loss)                                           (116,410)
   Accumulated net realized gain (loss) from investments                                74,811
   Unrealized appreciation (depreciation) on investments                               905,166
                                                                                   -----------
NET ASSETS                                                                         $20,676,246
                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $20,676,246 AND 1,652,559 SHARES OUTSTANDING (UNLIMITED
     SHARES AUTHORIZED)                                                            $     12.51
                                                                                   ===========

See Notes to Financial Statements.    7
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                      $  26,241
   Interest income                                                          1,518
                                                                        ---------
Total Investment Income                                                    27,759
                                                                        ---------
EXPENSES
   Investment adviser fees                                                 87,375
   Administrator fees                                                      24,773
   Transfer agent fees                                                     21,790
   Shareholder servicing fees                                              21,844
   Custodian fees                                                          17,355
   Accountant fees                                                         23,997
   Professsional fees                                                      25,266
   Trustees' fees and expenses                                                569
   Compliance services fees                                                16,326
   Registration fees                                                        9,863
   Miscellaneous expenses                                                  15,616
                                                                        ---------
Total Expenses                                                            264,774
   Fees waived and expenses reimbursed                                   (120,605)
                                                                        ---------
Net Expenses                                                              144,169
                                                                        ---------
NET INVESTMENT INCOME (LOSS)                                             (116,410)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                244,517
   Net change in unrealized appreciation (depreciation) on investments   (664,185)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (419,668)
                                                                        ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $(536,078)
                                                                        =========

See Notes to Financial Statements.    8
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Six Months Ended    Year Ended
                                                                   June 30, 2006   December 31, 2005
                                                                  ---------------- -----------------
OPERATIONS
   Net investment income (loss)                                     $  (116,410)      $   (85,361)
   Net realized gain (loss) on investments                              244,517          (149,858)
   Net change in unrealized appreciation (depreciation) on
     investments                                                       (664,185)        1,269,913
                                                                    -----------       -----------
Increase (Decrease) in Net Assets from Operations                      (536,078)        1,034,694
                                                                    -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                                           -          (100,195)
                                                                    -----------       -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                    15,069,571         6,125,134
   Reinvestment of distributions                                              -           100,162
   Redemption of shares                                              (3,238,171)       (1,447,226)
   Redemption fees                                                          194                35
                                                                    -----------       -----------
Increase (Decrease) from Capital Transactions                        11,831,594         4,778,105
                                                                    -----------       -----------
Increase (Decrease) in Net Assets                                    11,295,516         5,712,604
NET ASSETS
   Beginning of Period                                                9,380,730         3,668,126
                                                                    -----------       -----------
   End of Period (Including accumulated net invest income (loss)
     of $116,410 and $0, respectively)                              $20,676,246       $ 9,380,730
                                                                    ===========       ===========
SHARE TRANSACTIONS
   Sale of shares                                                     1,120,500           552,505
   Reinvestment of distributions                                              0             8,170
   Redemption of shares                                                (247,424)         (125,505)
                                                                    -----------       -----------
Increase (Decrease) in Shares                                           873,076           435,170
                                                                    ===========       ===========

See Notes to Financial Statements.    9
--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                               February 27, 2004 (a)
                                            Six Months Ended    Year Ended            through
                                             June 30, 2006   December 31, 2005   December 31, 2004
                                            ---------------- ----------------- ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 12.03           $10.65              $10.00
                                                -------           ------              ------
OPERATIONS
   Net investment income (loss)                    (.09)(b)        (0.16)(b)           (0.07)
   Net realized and unrealized gain (loss)
     on investments                                0.57 (c)         1.67                0.72
                                                -------           ------              ------
Total from Investment Operations                   0.48             1.51                0.65
                                                -------           ------              ------
Redemption Fees (b)                                   - (d)            - (d)               - (d)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                   -            (0.13)                  -
                                                -------           ------              ------
NET ASSET VALUE, END OF PERIOD                  $ 12.51           $12.03              $10.65
                                                =======           ======              ======
TOTAL RETURN (E)                                   3.99%           14.18%               6.50%
RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                            $20,676           $9,381              $3,668
   Ratios to average net assets (f):
     Net expenses                                  1.65%            1.65%               1.63% (f)
     Gross expenses (g)                            3.03%            5.17%              13.58% (f)
     Net investment income (loss)                 (1.33%)          (1.44%)             (1.51%)(f)
PORTFOLIO TURNOVER RATE                             235%             307%                500% (e)

----------------------------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)Less than $0.01 per share.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

This report relates to Adams Harkness Small Cap Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its net assets plus borrowings in the common stock of smaller, lesser-known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, interest rates and maturity. Investments in investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if: (1) market quotations are not readily available or (2) the Adviser believes that the price or value available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem or exchange your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation"), which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - AH Lisanti Capital Growth Fund, LLC (the "Adviser") is the investment adviser of the fund. Pursuant to an investment advisory agreement the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting, and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder-servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services to the Fund's shareholders.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses through April 30, 2007 to limit the Fund's net expenses to 1.65% of its average daily net assets. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended June 30, 2006, fees waived and expenses reimbursed were as follows:

            ADVISER  ADVISER     COMPLIANCE    TOTAL FEES WAIVED AND
            WAIVED  REIMBURSED SERVICES WAIVED  EXPENSES REIMBURSED
            ------- ---------- --------------- ---------------------
            $86,453  $33,749        $403             $120,605

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $50,562,580 and $38,977,504, respectively, for the six months ended June 30, 2006. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $8,076 for the period.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                      Capital and Other Losses $ (110,780)
                      Unrealized Appreciation   1,510,425
                                               ----------
                      Total                    $1,399,645
                                               ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the Fund has a current year deferred post-October loss of $43,534. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

As of December 31, 2005, the Fund had a capital loss carryover to offset future capital gains of $67,246, expiring in 2013.

NOTE 7. OTHER INFORMATION

On June 30, 2006, two shareholders held approximately 60% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 441-7031 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, on the Fund's website at www.ahsmallcap.com and on the SEC's website at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 10. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006, through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                          BEGINNING ACCOUNT ENDING ACCOUNT    EXPENSES
                                VALUE           VALUE           PAID
                           JANUARY 1, 2006  JUNE 30, 2006  DURING PERIOD*
                          ----------------- -------------- --------------
      Actual Return           $1,000.00       $1,039.91        $8.35
      Hypothetical Return     $1,000.00       $1,016.61        $8.25

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                    [GRAPHIC]
Adams Harkness Small Cap Growth Fund
Two Portland Square
Portland, ME 04101
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
623 Fifth Avenue, 16th Floor
New York, NY 10022

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT
(UNAUDITED)

JORDAN OPPORTUNITY FUND

[GRAPHIC] A WINDOWPANE FUND

JUNE 30, 2006

                                                              TABLE OF CONTENTS

                    A Message to Our Shareholders......  2
                    Schedule of Investments............  4
                    Statement of Assets and Liabilities  6
                    Statement of Operations............  7
                    Statements of Changes in Net Assets  8
                    Financial Highlights...............  9
                    Notes to Financial Statements...... 10

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

Dear Fellow Shareholder:

The second quarter of 2006 was a very difficult period for global equity investors, with all the major averages suffering moderate to severe declines. The Jordan Opportunity Fund (the "Fund") declined 4.68% for the quarter compared to -1.44% for the S&P 500 Index (the "Index"), which serves as the Fund's primary benchmark. However, for the six-month period ended June 30, the Fund returned 1.60% versus a return of 2.71% for the Index. For the one-, three-, five- and ten-year periods the Fund has outpaced the Index. The Fund has been in a defensive stance since mid-April. We continued to raise cash during the June quarter which we increased for several reasons:

First, we believed, and still believe, that the global markets were due for a typical, cyclical bear "phase" that historically occurs about every 2 1/2 to 3 1/2 years. The Index made its trading low in October, 2002, making this the 5th longest Bull market in history. The sell-off we feared subsequently happened, but we believe that a 6% decline in the Index, over 8 weeks, is probably not enough.

Second, we remain concerned about growth. Global growth rates were unsustainably high given the continuation of interest rate hikes by the US Federal Reserve Board, as well as interest rate hikes elsewhere around the globe, and increasing rhetoric about interest rate hikes from central banks. At the same time, the US interest rate yield curve was inverting (something that has resulted in a recession 50% of the time). Additionally, while slower growth often results in lower inflation (which is bullish), this rarely occurs with corporate operating margins near all-time highs. We believe the risk of a disappointment in earnings growth is probable, due to the slowdown in the economy (Gross Domestic Product has gone from 5.6% in the first quarter to 2.5% in the second) on top of a 15-25% decline in margins. We further believe that there is a material risk that earnings for those companies that comprise the Index could be flat-to-down in 2007 even though many on Wall Street are expecting 6-15% growth.

Finally, we feared, and continue to fear, that going forward aging investors may become more enamored of a 5% risk free return on US Treasury notes versus the five year compounded return of 2.5% they have seen for the Index (6/30/01 through 6/30/06). This change in opinion, with the markets having regained much of their 2000-2002 losses, may result in an outflow from mutual funds, causing further weakness in the markets.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006

In regard to current portfolio holdings, we remain positive on large-capitalization technology names, including Cisco, Apple Computer, and Google. We have added to our holdings in multi-national industrial firms, specifically GE and Honeywell. We are confident these groups can weather a slowdown in global growth, as they have proprietary products and services, dominant market share, or large backlogs to buffer them.

In conclusion, we continue to remain cautious relative to US markets and are continuing to hold high cash reserves. As the Fund's portfolio manager, we are willing to change and respond to the markets as we have done in our 28 years of managing money for our clients.

Please feel free to contact us at 1-800-941-7013, or visit the Fund's website at www.jordanopportunity.com, if you have any comments or questions.

Sincerely,
/s/ Gerald R. Jordan
Jerry Jordan
Portfolio Manager

THE FUND'S INVESTMENT PARAMETERS ARE DIVERSE AND AS SUCH MAY BE SUBJECT TO DIFFERENT FORMS OF INVESTMENT RISK SUCH AS NON-DIVERSIFICATION RISK, CONCENTRATION RISK, SMALL- AND MEDIUM-SIZED COMPANY RISK, INTEREST RATE RISK, HIGH YIELD BOND AND FOREIGN SECURITIES RISK, AND LASTLY, THE FUND MAY USE DERIVATIVES SUCH AS OPTIONS TO INCREASE ITS EXPOSURE TO CERTAIN SECURITIES. PLEASE SEE THE PROSPECTUS FOR A MORE DETAILED DISCUSSION OF THE RISKS THAT MAY BE ASSOCIATED WITH THE FUND.

THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND'S MANAGER AS OF JUNE 30, 2006 AND MAY NOT NECESSARILY REFLECT HIS VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. HELLMAN, JORDAN MANAGEMENT COMPANY SERVES AS THE FUND'S SUB-ADVISER AND AS SUCH MAKES DECISIONS REGARDING THE INVESTMENT AND REINVESTMENT OF FUND ASSETS.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006

                                   SECURITY
                   SHARES         DESCRIPTION         VALUE
                   ------   -----------------------   -----
                  COMMON STOCK - 60.3%
                  CONSUMER DISCRETIONARY - 3.8%
                     14,400 Home Depot, Inc.        $  515,376
                     10,200 Walt Disney, Co.           306,000
                                                    ----------
                                                       821,376
                                                    ----------
                  ENERGY - 2.2%
                      7,500 National Oilwell
                            Varco, Inc.+               474,900
                                                    ----------
                  HEALTH CARE - 8.3%
                      5,400 Genentech, Inc.+           441,720
                     12,600 HCA, Inc.                  543,690
                      9,700 LifePoint Hospitals,
                            Inc.+                      311,661
                     10,300 Teva Pharmaceutical
                            Industries, Ltd. ADR       325,377
                      5,000 Triad Hospitals, Inc.+     197,900
                                                    ----------
                                                     1,820,348
                                                    ----------
                  INDUSTRIALS - 9.3%
                     40,700 AU Optronics Corp.
                            ADR                        579,568
                      7,200 Cymer, Inc.+               334,512
                     19,200 General Electric Co.       632,832
                     11,700 Honeywell
                            International, Inc.        471,510
                                                    ----------
                                                     2,018,422
                                                    ----------
                  INFORMATION TECHNOLOGY - 18.7%
                     10,700 Apple Computer, Inc.+      611,184
                     44,200 Applied Materials, Inc.    719,576
                     14,300 ASML Holding NV+           289,146
                     20,300 Cisco Systems, Inc.+       396,459
                      1,668 Google, Inc., Class A+     699,443
                     19,200 Symantec Corp.+            298,368
                     57,061 Taiwan
                            Semiconductor
                            Manufacturing Co.,
                            Ltd., ADR                  523,820
                     38,300 Teradyne, Inc.+            533,519
                                                    ----------
                                                     4,071,515
                                                    ----------

                                  SECURITY
                    SHARES       DESCRIPTION        VALUE
                    ------    ------------------    -----
                   TELECOMMUNICATION EQUIPMENT - 6.8%
                       63,200 Ciena Corp.+       $   303,992
                       98,400 JDS Uniphase
                              Corp.+                 248,952
                       31,100 Motorola, Inc.         626,665
                       10,400 Texas Instruments,
                              Inc.                   315,016
                                                 -----------
                                                   1,494,625
                                                 -----------
                   MATERIALS - 6.8%
                       16,500 Agnico-Eagle
                              Mines, Ltd.            545,820
                       17,800 Goldcorp, Inc.         537,916
                       37,200 Kinross Gold
                              Corp.+                 405,108
                                                 -----------
                                                   1,488,844
                                                 -----------
                   TELECOMMUNICATION SERVICES - 4.4%
                       14,100 Amdocs, Ltd.+          516,060
                       33,300 Hurray! Holding
                              Co., Ltd. ADR+         182,484
                       23,047 Openwave
                              Systems, Inc.+         265,962
                                                 -----------
                                                     964,506
                                                 -----------
                   Total Common Stock
                   (Cost $12,177,696)             13,154,536
                                                 -----------
                   MUTUAL FUND - 11.7%
                       30,300 iShares Lehman
                              20+ Year Treasury
                              Bond Fund (Cost
                              $2,589,831)          2,557,017
                                                 -----------
                   PRINCIPAL
                   ---------
                   MONEY MARKET DEPOSIT ACCOUNT - 30.1%
                   $6,554,951 Citibank Money
                              Market Deposit
                              Account, 4.80%
                              (Cost $6,554,951)    6,554,951
                                                 -----------

See Notes to Financial Statements.
JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006

NUMBER OF       STRIKE  EXPIRATION
 CONTRACTS      PRICE      DATE       VALUE
----------      ------  ----------    -----
PUT OPTIONS PURCHASED - 0.3%
 100  Russell 2000 Index
      (Premium
      Paid
      $248,300) $700.00  07/22/06       70,000
                                   -----------
Total Investments - 102.4%
      (Cost $21,570,778)*          $22,336,504
                                   -----------
WRITTEN CALL OPTIONS - (0.5)%
(165) Angnico-
      Eagle
      Mines
      Ltd.        30.00  07/22/06      (59,400)
 (90) Goldcorp,
      Inc.        25.00  07/22/06      (48,600)
                                   -----------
Total Options Written
      (Premiums Received $86,232)     (108,000)
                                   -----------
Other Assets & Liabilities,
Net - (1.9)%                          (413,800)
                                   -----------
NET ASSETS - 100.0%                $21,814,704
                                   ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                      Consumer Discretionary         3.7%
                      Energy                         2.1%
                      Health Care                    8.2%
                      Industrials                    9.0%
                      Information Technology        18.2%
                      Telecommunication Equipment    6.7%
                      Materials                      6.7%
                      Telecommunication Services     4.3%
                      Mutual Fund                   11.4%
                      Money Market Deposit Account  29.4%
                      Put Options Purchased          0.3%
                                                   ------
                                                   100.0%
                                                   ======

---------------------
+  Non-income producing security.
ADRAmerican Depositary Receipt
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $1,712,837
                   Gross Unrealized Depreciation   (968,879)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $  743,958
                                                 ==========

See Notes to Financial Statements.
JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS
  Total investments, at value (Cost $21,570,778)                         $22,336,504
  Receivables:
    Investment securities sold                                               924,550
    Dividends and interest                                                    44,084
  Prepaid expenses                                                            11,158
                                                                         -----------
Total Assets                                                              23,316,296
                                                                         -----------
LIABILITIES
  Call options written, at value (Premiums received $86,232)                 108,000
  Payables:
    Investment securities purchased                                        1,327,235
    Fund shares redeemed                                                       2,762
  Accrued liabilities:
    Audit fees                                                                19,339
    Investment advisory fees                                                  17,878
    Compliance services fees                                                   6,007
    Trustees' fees and expenses                                                  324
    Other expenses                                                            20,047
                                                                         -----------
Total Liabilities                                                          1,501,592
                                                                         -----------
NET ASSETS                                                               $21,814,704
                                                                         ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                        $19,036,821
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                    (91,523)
  Net realized gain (loss)                                                 2,125,448
  Net unrealized appreciation (depreciation)                                 743,958
                                                                         -----------
NET ASSETS                                                               $21,814,704
                                                                         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Based on net assets of $21,814,704 and 2,022,288 shares outstanding
   (unlimited shares authorized)                                         $     10.79
                                                                         ===========

See Notes to Financial Statements.
JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006

   INVESTMENT INCOME
     Dividend income (net foreign withholding taxes of $5,051)  $    87,644
     Interest income                                                 51,005
                                                                -----------
   Total Investment Income                                          138,649
                                                                -----------
   EXPENSES
     Investment adviser fees                                        114,314
     Administrator fees                                              23,827
     Transfer agency fees                                            12,171
     Custodian fees                                                   7,125
     Accountant fees                                                 18,301
     Registration fees                                                9,274
     Professional fees                                               22,944
     Trustees' fees and expenses                                        784
     Compliance services fees                                        16,592
     Amortization of offering costs                                     231
     Miscellaneous expenses                                           8,885
                                                                -----------
   Total Expenses                                                   234,448
     Fees waived                                                     (4,276)
                                                                -----------
   Net Expenses                                                     230,172
                                                                -----------
   NET INVESTMENT INCOME (LOSS)                                     (91,523)
                                                                -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
     Investments                                                  1,964,307
     Written Options                                                228,875
                                                                -----------
   Net realized gain (loss)                                       2,193,182
                                                                -----------
   Net change in unrealized appreciation (depreciation):
     Investments                                                 (1,637,516)
     Written Options                                                (79,929)
                                                                -----------
   Net change in unrealized appreciation (depreciation)          (1,717,445)
                                                                -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)                          475,737
                                                                -----------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $   384,214
                                                                ===========

See Notes to Financial Statements.
JORDAN OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                          JANUARY 21, 2005/(A)/
                                                                THROUGH
                                         SIX MONTHS ENDED     DECEMBER 31,
                                          JUNE 30, 2006           2005
                                         ---------------- --------------------
OPERATIONS
  Net investment income (loss)             $   (91,523)       $  (203,193)
  Net realized gain (loss)                   2,193,182          2,099,313
  Net change in unrealized appreciation
   (depreciation)                           (1,717,445)         2,461,403
                                           -----------        -----------
Increase (Decrease) in Net Assets from
 Operations                                    384,214          4,357,523
                                           -----------        -----------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gains                                --         (1,963,854)
                                           -----------        -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                             1,920,836             55,674
  Contribution of securities at Fund's
   organization                                     --         18,191,393
  Reinvestment of distributions                     --          1,904,045
  Redemption of shares                      (2,608,060)          (427,463)
  Redemption fees                                  396
                                           -----------        -----------
Increase (Decrease) from Capital Share
 Transactions                                 (686,828)        19,723,649
                                           -----------        -----------
Increase (Decrease) in Net Assets             (302,614)        22,117,318
NET ASSETS
  Beginning of period                       22,117,318                 --
                                           -----------        -----------
  End of period/(b)/                       $21,814,704        $22,117,318
                                           ===========        ===========
SHARE TRANSACTIONS
  Sale of shares                               170,947             97,682
  Contribution of securities at Fund's
   organization                                     --          1,848,719
  Reinvestment of distributions                     --            179,452
  Redemption of shares                        (231,943)           (42,569)
                                           -----------        -----------
Increase (Decrease) in Shares                  (60,996)         2,083,284
                                           ===========        ===========

---------------------
/(a)/Commencement of operations
/(b)/Accumulated undistributed (distributions in excess of) net investment income of $91,523 and $0 respectively.
See Notes to Financial Statements.
JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                          JANUARY 21, 2005/(A)
                                           SIX MONTHS           /THROUGH
                                              ENDED           DECEMBER 31,
                                          JUNE 30, 2006           2005
                                          -------------   --------------------
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 10.62            $ 10.00
                                             -------            -------
 INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/            (0.04)             (0.11)
  Net realized and unrealized gain
    (loss) on investments                       0.21               1.76
                                             -------            -------
 Total from Investment Operations               0.17               1.65
                                             -------            -------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain                               --              (1.03)
                                             -------            -------
  Redemption Fees/(b)/                            --/(c)/            --
                                             -------            -------
 NET ASSET VALUE, END OF PERIOD              $ 10.79            $ 10.62
                                             =======            =======
 TOTAL RETURN/(D)/                              1.60%             16.53%
 RATIO/SUPPLEMENTARY DATA
 Net Assets at End of Period (000's
  omitted)                                   $21,815            $22,117
 Ratios to Average Net Assets/(e)/:
  Net Expenses                                  2.01%              1.94%
  Gross Expenses/(f)/                           2.05%              2.15%
  Net investment income (loss)                 (0.80)%            (1.09)%
 PORTFOLIO TURNOVER RATE/(E)/                    141%               384%

---------------------
/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized for periods less than one year.
/(e)/Annualized for periods less than one year.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements. See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 1. ORGANIZATION

This report relates to Jordan Opportunity Fund (the "Fund"). The Fund is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

The Fund commenced operations on January 21, 2005 after it acquired the net assets of Stolper Defense Growth Partners L.P. (the "Partnership"), a Delaware limited partnership. In a tax-free transaction, the Partnership contributed net assets of $18,487,178 including unrealized gains of $1,261,306, in exchange for 1,848,719 Fund shares. The Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. As a non-diversified fund, the Fund may concentrate its investments in a limited number of issuers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, and maturity. Money market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

OFFERING COSTS - Offering costs for the Fund of $3,692 consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial prospectus. Such costs were amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - If you redeem or exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the six months ended June 30, 2006, the Fund collected $396 in redemption fees.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Windowpane Advisors, L.L.C. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SUB-ADVISER - Hellman, Jordan Management Co., Inc. (the "Sub-Adviser") is the sub-adviser to the Fund. The Sub-Adviser receives an annual advisory fee from the Adviser.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE - Pursuant to a shareholder servicing plan, the Fund pays a shareholder servicing fee up to an annual rate of 0.25% of the Fund's

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

average daily net assets. Citigroup may pay some or all of these fees to various financial institutions that provide shareholder services to their customers invested in the Fund. Under the plan, the Fund reimburses Citigroup for shareholder service fees paid.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Distributor and other service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2006, fees waived were as follows:

                         COMPLIANCE  OTHER  TOTAL FEES
                          SERVICES  WAIVERS   WAIVED
                         ---------- ------- ----------
                           $1,140   $3,136    $4,276

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $28,408,616 and $32,733,655, respectively, for the period ended June 30, 2006.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

               Ordinary Income                        $  137,271
               Capital and Other Losses                 (115,040)
               Unrealized Appreciation (Depreciation)  2,371,437
                                                      ----------
               Total                                  $2,393,668

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale reallocations, deferrals of losses on straddle positions and section 1256 mark-to-market adjustments.

For tax purposes, the current year post-October loss was $115,040. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the period ended June 30, 2006 were as follows:

                                                  CALLS
                                           --------------------
                                           NUMBER OF
                                           CONTRACTS  PREMIUMS
                                           --------- ----------
                OUTSTANDING, DECEMBER 31,
                  2005                         226   $  173,292
                Options written              1,891    1,209,869
                Options terminated in
                  closing transactions       1,752    1,278,428
                Options exercised               --           --
                Options expired                110       18,501
                                             -----   ----------
                OUTSTANDING, JUNE 30, 2006     255   $   86,232
                                             -----   ----------

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

                                                     PUTS
                                              ------------------
                                               NUMBER
                                                 OF
                                              CONTRACTS PREMIUMS
                                              --------- --------
                OUTSTANDING, DECEMBER 31,
                  2005                            --    $     --
                Options written                  400     205,300
                Options terminated in closing
                  transactions                   400     205,300
                Options exercised                 --          --
                Options expired                   --          --
                                                 ---    --------
                OUTSTANDING, JUNE 30, 2006        --    $     --
                                                 ---    --------

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7013, or on the Fund's website at www.jordanopportunity.com and on the SEC's website at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 10. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

                            BEGINNING       ENDING
                          ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                         JANUARY 1, 2006 JUNE 30, 2006 DURING PERIOD*
           -             --------------- ------------- --------------
           Actual Return    $1,000.00      $1,016.01       $10.05
           Hypothetical
             Return         $1,000.00      $1,014.83       $10.04

---------------------
* Expenses are equal to the Fund's annualized expense ratio of 2.01% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

NOTE 11. OTHER INFORMATION

On June 30, 2006, two shareholders owned approximately 45% of the outstanding shares of the Fund.

                                    [GRAPHIC]
[GRAPHIC]
THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
Investment Advisor
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101
www.windowpanefunds.com

Transfer Agent
Citigroup Fund Services, LLC
Two Portland Square
Portland, Maine 04101

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, Maine 04101
www.foresides.com

Jordan Opportunity Fund
P.O. Box 446
Portland, Maine 04112
www.jordanopportunity.com

This report is submitted for the
general information of the
shareholders of the Fund. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus, which
includes information regarding
the Fund's risks, objectives, fees
and expenses, experience of its
management, and other information.

FOR MORE INFORMATION

JORDAN OPPORTUNITY FUND

[GRAPHIC] A WINDOWPANE FUND

                                    [GRAPHIC]
                            POLARIS GLOBAL VALUE FUND

                              SEMI-ANNUAL REPORT
                                 June 30, 2006
                                  (Unaudited)

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          HTTP://WWW.POLARISFUNDS.COM
                                (888) 263-5594

                               TABLE OF CONTENTS

                                                        Page
                                                        ----
                    A Message to Our Shareholders......   1
                    Performance Chart and Analysis.....   4
                    Schedule of Investments............   5
                    Statement of Assets and Liabilities   8
                    Statement of Operations............   9
                    Statements of Changes in Net Assets  10
                    Financial Highlights...............  11
                    Notes to Financial Statements......  12

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006
--------------------------------------------------------------------------------
Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") advanced
8.39% in the first six months of 2006, while the
Morgan Stanley Capital International ("MSCI") World
Index, net dividends reinvested, (the "Index") was up
6.06%. The table below shows the Fund remains well
ahead of the Index for the past 1, 3, 5 and 10 years
and since inception.                                                                         [GRAPHIC]
                                                                                    LIPPER FUND AWARDS
The following table summarizes total returns through                                          USA 2006
  June 30, 2006.

                               -----------------------------------------------------
                                      2006               As of June 30, 2006
                               -----------------------------------------------------
                                YTD   QII    QI    1 Yr  3 Yrs  5 Yrs  10 Yrs  ITD
                               -----------------------------------------------------
Polaris Global Value Fund      8.39% -1.13% 9.63% 19.00% 23.15% 16.83% 13.39% 12.13%
MSCI World Index, net
 dividends reinvested          6.06% -0.51% 6.60% 16.93% 16.86%  5.72%  6.93%  7.01%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUND.COM. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED.

Performance as of December 31, (total return)

                               ---------------------------------------------------
                                1999   2000    2001    2002    2003   2004   2005
                               ---------------------------------------------------
Polaris Global Value Fund      16.50%  -5.82%   2.21%   3.82% 47.06% 23.63% 10.52%
MSCI World Index, net
 dividends reinvested          24.93% -13.18% -16.82% -19.89% 33.11% 14.72%  9.49%

Following a very strong first quarter, volatility underscored the second with sharp world-wide market fluctuations. Investments made in Japan in the first and second quarters of 2006, primarily in conservative domestic Japanese industries, helped offset the Fund's investments in more economically-sensitive sectors. Emerging markets were particularly hard hit. Approximately 9% of the Fund's portfolio is invested in three emerging market countries: Mexico, South Africa, and South Korea. Holdings in Mexico declined 9% in the second quarter while holdings in the latter two countries dropped by about 4%.

Nevertheless, over the six-month period, many emerging markets performed very well despite the volatility in the second quarter. In general, foreign markets substantially outperformed the U.S. market in the first half and general strength of foreign currencies relative to the U.S. dollar was a positive influence on the Fund's results. The fund enjoyed good performance from most of its holdings in the Materials and Energy sectors. Marathon Oil Corp., a U.S. based integrated energy company, and two South African holdings, Impala Platinum Holdings Ltd. and Metorex Ltd., both mining companies, performed well. Good performance from the Industrial sector included Wesco, an electrical components distributor, rose 61.5%. The Fund also benefited from strong performance from three banks, U.S. based Southwest Financial, DNB NOR of Norway, and Lloyds from the U.K. Three Telecommunications sector stocks, Portugal Telecom, SK Telecom (South Korea), and KDDI (Japan) made contributions. Other individually meaningful contributors included Meiji Dairies of Japan, Autoliv, an auto safety parts manufacturer from Sweden, and Cie de St Gobain, a French construction materials company.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006
--------------------------------------------------------------------------------
A diverse group of holdings detracted from performance during the six-month period. Two U.S. based health service companies, Wellpoint and United Healthcare, declined. Two banks that offset the strength shown by the others mentioned earlier, Belgium based KBC Group and U.S. based Colony Bancorp. Auto related holdings, Ford Motor detracted from results as did Adesa an auto wholesale auction company. Other individually weak holdings included Stewart Information Services, a U.S. title insurance services company, Samsung SDI, a South Korean electronic components company, and Norwegian companies Aker Seafoods, and Yara, a fertilizer company.

Security markets are often credited with anticipating future economic activity; so recent market volatility could signal future economic declines. However, the Fund's management believes that the current market volatility stems from irrational investor nervousness, not from underlying data/statistics about company valuations or economic conditions. In fact, most companies followed by the Polaris team are reporting positive results and strong outlooks.

Fund management remains cautiously optimistic, carefully reviewing the Fund's current holdings and identifying new attractive investments. Polaris has capitalized on second quarter volatility and will continue seeking new opportunities. The declines in the second quarter are already adding new ideas in the research process. In the words of one Polaris bargain hunter, when the market declines it means stocks are on sale and it's time to go shopping!

We welcome your questions and comments.

Sincerely,
/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2006
--------------------------------------------------------------------------------
imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund was awarded the 2006 Lipper Fund Award in the Global Multi-Cap Value category. The Fund was measured against 13 peer funds for the three-year period ended December 31, 2005. Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category.

The MSCI World Index, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of June 30, 2006, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Foreside Fund Services, LLC, is the Fund's Distributor.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006
--------------------------------------------------------------------------------
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI World"), over the past 10 fiscal years. The MSCI World measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World does not include expenses. The Fund is professionally managed while the MSCI World is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call
(888) 263-5594. Visit the Fund's Web site at www.polarisfunds.com.

     Average Annual Total Return as of 06/30/06 One Year Five Year Ten Year
     ------------------------------------------ -------- --------- --------
             Polaris Global Value Fund           19.00%   16.83%    13.39%
             MSCI World                          16.93%    5.72%     6.93%
     Investment Value on 06/30/06
     ----------------------------
             Polaris Global Value Fund          $35,143
             MSCI World                         $19,549

                                    [CHART]
                   Polaris Global
                    Value Fund          MSCI World Index
                   --------------       ----------------
6/30/1996              10,000                10,000
7/31/1996               9,600                 9,645
8/31/1996               9,995                 9,753
9/30/1996              10,377                10,133
10/31/1996             10,430                10,202
11/30/1996             11,138                10,772
12/31/1996             11,299                10,597
1/31/1997              11,832                10,723
2/28/1997              11,850                10,844
3/31/1997              11,771                10,628
4/30/1997              12,138                10,973
5/31/1997              13,149                11,648
6/30/1997              14,178                12,227
7/31/1997              15,464                12,788
8/31/1997              15,191                11,931
9/30/1997              16,258                12,577
10/31/1997             15,257                11,913
11/30/1997             15,046                12,122
12/31/1997             15,203                12,268
1/31/1998              15,192                12,608
2/28/1998              15,994                13,458
3/31/1998              16,527                14,025
4/30/1998              16,909                14,159
5/31/1998              16,445                13,980
6/30/1998              15,755                14,310
7/31/1998              15,557                14,284
8/31/1998              12,515                12,377
9/30/1998              12,597                12,594
10/31/1998             13,337                13,731
11/30/1998             14,028                14,545
12/31/1998             13,857                15,253
1/31/1999              13,470                15,585
2/28/1999              13,218                15,168
3/31/1999              13,319                15,798
4/30/1999              15,102                16,418
5/31/1999              14,479                15,816
6/30/1999              15,539                16,552
7/31/1999              15,842                16,500
8/31/1999              15,774                16,468
9/30/1999              15,152                16,306
10/31/1999             15,438                17,152
11/30/1999             15,320                17,632
12/31/1999             16,144                19,057
1/31/2000              15,511                17,963
2/29/2000              14,678                18,010
3/31/2000              15,438                19,252
4/30/2000              15,203                18,436
5/31/2000              15,113                17,967
6/30/2000              15,565                18,570
7/31/2000              15,402                18,045
8/31/2000              16,036                18,629
9/30/2000              14,986                17,637
10/31/2000             14,588                17,339
11/30/2000             14,226                16,284
12/31/2000             15,205                16,545
1/31/2001              16,221                16,864
2/28/2001              16,029                15,437
3/31/2001              15,454                14,420
4/30/2001              16,298                15,483
5/31/2001              16,470                15,282
6/30/2001              16,144                14,801
7/31/2001              15,799                14,603
8/31/2001              15,818                13,900
9/30/2001              13,326                12,673
10/31/2001             13,728                12,915
11/30/2001             15,013                13,677
12/31/2001             15,541                13,762
1/31/2002              15,852                13,344
2/28/2002              16,822                13,226
3/31/2002              18,335                13,809
4/30/2002              18,937                13,339
5/31/2002              18,859                13,362
6/30/2002              18,102                12,549
7/31/2002              16,259                11,490
8/31/2002              16,434                11,509
9/30/2002              15,134                10,242
10/31/2002             15,483                10,997
11/30/2002             16,550                11,588
12/31/2002             16,134                11,025
1/31/2003              15,843                10,689
2/28/2003              15,396                10,502
3/31/2003              15,123                10,467
4/30/2003              16,737                11,395
5/31/2003              18,195                12,044
6/30/2003              18,817                12,251
7/31/2003              19,944                12,498
8/31/2003              20,800                12,767
9/30/2003              20,683                12,843
10/31/2003             22,258                13,604
11/30/2003             22,860                13,810
12/31/2003             23,727                14,675
1/31/2004              24,594                14,911
2/29/2004              25,146                15,160
3/31/2004              25,619                15,060
4/30/2004              24,889                14,751
5/31/2004              25,086                14,886
6/30/2004              25,737                15,191
7/31/2004              24,968                14,695
8/31/2004              25,343                14,760
9/30/2004              26,052                15,039
10/31/2004             26,426                15,407
11/30/2004             28,239                16,216
12/31/2004             29,334                16,836
1/31/2005              28,997                16,456
2/28/2005              30,365                16,978
3/31/2005              29,612                16,650
4/30/2005              28,462                16,285
5/31/2005              29,116                16,575
6/30/2005              29,533                16,718
7/31/2005              30,702                17,302
8/31/2005              30,940                17,433
9/30/2005              31,693                17,885
10/31/2005             30,484                17,451
11/30/2005             31,534                18,033
12/31/2005             32,421                18,432
1/31/2006              34,082                19,256
2/28/2006              34,482                19,227
3/31/2006              35,543                19,650
4/30/2006              36,583                20,246
5/31/2006              35,223                19,555
6/30/2006              35,143                19,549

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             COMMON STOCK - 98.4%
             AUSTRALIA - 1.9%
               138,350 BHP Billiton, Ltd. ADR          $  5,958,735
               125,700 BHP Billiton plc                   2,438,001
                                                       ------------
                                                          8,396,736
                                                       ------------
             AUSTRIA - 1.3%
                35,900 Andritz AG                         5,935,038
                                                       ------------
             BELGIUM - 2.3%
                38,900 KBC Groep NV                       4,174,877
                52,106 Solvay SA, Class A                 5,995,439
                                                       ------------
                                                         10,170,316
                                                       ------------
             CANADA - 1.2%
               258,490 Methanex Corp.                     5,449,086
                                                       ------------
             FINLAND - 6.2%
               136,760 Cargotec Corp., Class B            5,991,724
               324,920 KCI Konecranes Oyj                 5,852,093
               128,820 Kone Oyj, Class B                  5,355,484
               259,010 UPM-Kymmene Oyj                    5,582,755
               190,500 YIT-Yhtyma Oyj                     4,671,423
                                                       ------------
                                                         27,453,479
                                                       ------------
             FRANCE - 5.0%
                53,160 Christian Dior SA                  5,212,298
                82,990 Compagnie de Saint-Gobain SA       5,934,303
                68,390 Imerys SA                          5,467,701
                84,550 Peugeot SA                         5,261,730
                                                       ------------
                                                         21,876,032
                                                       ------------
             GERMANY - 1.1%
                47,240 Continental AG                     4,835,491
                                                       ------------
             IRELAND - 2.5%
               172,348 CRH plc                            5,619,636
             1,138,758 Greencore Group plc                5,360,575
                                                       ------------
                                                         10,980,211
                                                       ------------
             JAPAN - 13.6%
               402,900 Asahi Breweries, Ltd.              5,657,393
                   604 Central Japan Railway Co.          6,016,514
               725,220 Iino Kaiun Kaisha, Ltd.            6,514,275
               251,900 Kansai Electric Power Co., Inc.    5,634,707
                 1,030 KDDI Corp.                         6,326,969
               263,300 Maruichi Steel Tube, Ltd.          5,878,208
               878,000 Meiji Dairies Corp.                6,129,774
               869,000 Nippon Yusen KK                    5,649,316

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             1,437,000 Showa Denko K.K.                $  6,391,131
               212,900 Tokyo Electric Power Co., Inc.     5,878,492
                                                       ------------
                                                         60,076,779
                                                       ------------
             SOUTH KOREA - 3.5%
                 5,586 Samsung Electronics Co., Ltd.      3,545,827
                 7,020 Samsung Electronics Co., Ltd.
                       GDR*                               2,230,979
                65,150 Samsung SDI Co., Ltd.              4,471,583
                25,310 SK Telecom Co., Ltd.               5,435,276
                                                       ------------
                                                         15,683,665
                                                       ------------
             MEXICO - 1.3%
               100,874 Cemex SA de CV ADR PAR             5,746,792
                                                       ------------
             NETHERLANDS - 1.3%
               208,920 ABN Amro Holdings NV               5,716,404
                                                       ------------
             NORWAY - 4.3%
               236,400 Aker Seafoods ASA                  1,143,075
               297,150 Austevoll Seafood ASA+             2,004,867
               509,444 Camillo Eitzen & Co. ASA           5,073,980
               414,840 DNB NOR ASA                        5,148,014
               119,280 Eitzen Maritime Services ASA+         48,478
               433,920 Yara International ASA             5,785,600
                                                       ------------
                                                         19,204,014
                                                       ------------
             PORTUGAL - 1.2%
               437,160 Portugal Telecom SGPS SA           5,278,913
                                                       ------------
             SOUTH AFRICA - 4.7%
                32,720 Impala Platinum Holdings, Ltd.     6,023,364
             2,572,732 Metorex, Ltd.                      4,019,053
               444,240 Sappi, Ltd.                        5,465,091
               140,070 Sasol, Ltd.                        5,372,655
                                                       ------------
                                                         20,880,163
                                                       ------------
             SPAIN - 2.7%
               272,430 Banco Bilbao Vizcaya Argentaria
                       SA                                 5,603,677
               214,280 Repsol YPF SA                      6,137,166
                                                       ------------
                                                         11,740,843
                                                       ------------
             SWEDEN - 1.1%
                86,070 Autoliv, Inc.                      4,868,980
                                                       ------------
             UNITED KINGDOM - 7.8%
               336,620 Barratt Developments plc           5,900,264
               278,960 Bellway plc                        5,983,056
               590,350 Crest Nicholson plc                5,569,494
               679,414 George Wimpey plc                  5,712,555

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

            Shares         Security Description           Value
            ------- ---------------------------------- ------------
            631,441 Lloyds TSB Group plc               $  6,205,249
            232,927 Persimmon plc                         5,314,448
                                                       ------------
                                                         34,685,066
                                                       ------------
            UNITED STATES - 35.4%
            246,610 Adesa, Inc.                           5,484,606
            284,086 Ameris Bancorp                        6,573,750
            112,030 Ametek, Inc.                          5,307,981
            195,510 Astoria Financial Corp.               5,953,280
            346,923 Cendant Corp.                         5,651,376
            400,380 Central Parking Corp.                 6,406,080
            169,774 Colony Bankcorp, Inc.                 3,792,751
            376,679 Commercial Capital Bancorp, Inc.      5,932,694
            840,010 Ford Motor Co.                        5,821,269
            152,260 FPL Group, Inc.                       6,300,519
            121,543 HF Financial Corp.                    2,078,385
            184,312 International Bancshares Corp.        5,064,894
            440,150 Mac-Gray Corp.+                       5,435,853
             69,300 Marathon Oil Corp.                    5,772,690
            157,900 National City Corp.                   5,714,401
            173,802 North Fork Bancorp., Inc.             5,243,606
            101,739 Praxair, Inc.                         5,493,906
            202,480 South Financial Group, Inc.           5,347,497
            231,010 Southwest Bancorp, Inc.               5,890,755
            253,782 Sovereign Bancorp, Inc.               5,154,309
            154,180 Stewart Information Services Corp.    5,598,276
            205,514 TD Banknorth, Inc.                    6,052,387
            124,290 Toro Co.                              5,804,343

              Shares          Security Description           Value
             ---------    ------------------------------  ------------
               146,224   UnitedHealth Group, Inc.         $  6,547,911
               185,980   Verizon Communications, Inc.        6,228,470
               126,910   Webster Financial Corp.             6,020,610
                80,900   WellPoint, Inc.+                    5,887,093
                96,580   WESCO International, Inc.+          6,447,681
                                                          ------------
                                                           157,007,373
                                                          ------------
             TOTAL COMMON STOCK (COST $368,412,126)        435,985,381
                                                          ------------
             Principal
              Amount
              ---------
             SHORT-TERM INVESTMENTS - 1.5%
             CERTIFICATES OF DEPOSIT - 0.0%
               $27,606   Middlesex Savings Bank, 4.25%,
                         11/24/06                               27,606
                27,235   Stoneham Savings Bank, 2.81%,
                         11/30/06                               27,235
                                                          ------------
             TOTAL CERTIFICATES OF DEPOSIT (COST $54,841)       54,841
                                                          ------------
             COMMERCIAL PAPER# - 1.5%
             6,732,000   GE Capital CP, 5.15%, 07/03/06
                         (COST $6,732,000)                   6,732,000
                                                          ------------
             TOTAL SHORT-TERM INVESTMENTS
                         (COST $6,786,841)                   6,786,841
                                                          ------------
             TOTAL INVESTMENTS - 99.9%
                         (COST $375,198,967)**             442,772,222
             OTHER ASSETS AND LIABILITIES, NET - 0.1%          483,510
                                                          ------------
             NET ASSETS - 100.0%                          $443,255,732
                                                          ============

ADRAmerican Depositary Receipt.
GDRGlobal Depositary Receipt.
+  Non-income producing security.
* Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,230,979 or 0.5% of net assets.
#  Yields shown are annualized yields at time of purchase.
** Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $74,931,799
            Gross Unrealized Depreciation               (7,358,544)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $67,573,255
                                                       ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
% of Total Investments

                        Financials................ 22.9%
                        Industrials............... 22.0%
                        Materials................. 18.4%
                        Consumer Discretionary.... 12.3%
                        Telecommunication Services  5.3%
                        Consumer Staples..........  4.6%
                        Utilities.................  4.0%
                        Energy....................  3.9%
                        Health Care...............  2.8%
                        Information Technology....  2.3%
                        Short-Term Investments....  1.5%

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $375,198,967)                                                    $442,772,222
  Cash                                                                                                        499
  Foreign currency (Cost $200,294)                                                                        200,303
  Receivables:
    Fund shares sold                                                                                    1,008,265
    Interest and dividends                                                                                514,911
  Prepaid expenses                                                                                         21,934
                                                                                                     ------------
Total Assets                                                                                          444,518,134
                                                                                                     ------------
LIABILITIES
  Payables:
    Fund shares redeemed                                                                                  189,010
    Payable for investment securities purchased                                                           566,262
  Accrued Liabilities:
    Investment adviser fees                                                                               350,323
    Trustees' fees and expenses                                                                             6,714
    Compliance services fees                                                                               12,493
    Other expenses                                                                                        137,600
                                                                                                     ------------
Total Liabilities                                                                                       1,262,402
                                                                                                     ------------
NET ASSETS                                                                                           $443,255,732
                                                                                                     ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $369,412,141
  Accumulated undistributed (distributions in excess of) net investment income                          3,127,268
  Net realized gain (loss) on investments and foreign currency transactions                             3,133,369
  Unrealized appreciation (depreciation) of investments and foreign currency translations              67,582,954
                                                                                                     ------------
NET ASSETS                                                                                           $443,255,732
                                                                                                     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $443,255,732 AND 25,238,168 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      17.56
                                                                                                     ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $556,853)             $ 5,364,672
  Interest income                                                             585,364
                                                                          -----------
Total Investment Income                                                     5,950,036
                                                                          -----------
EXPENSES
  Investment adviser fees                                                   1,907,229
  Administrator fees                                                          107,762
  Transfer agency fees                                                        136,235
  Custodian fees                                                               63,422
  Accountant fees                                                              43,497
  Professional fees                                                            30,545
  Registration fees                                                            17,301
  Trustees' fees and expenses                                                  13,013
  Compliance services fees                                                     25,059
  Miscellaneous expenses                                                       35,110
                                                                          -----------
Total Expenses                                                              2,379,173
  Fees waived                                                                    (702)
                                                                          -----------
Net Expenses                                                                2,378,471
                                                                          -----------
NET INVESTMENT INCOME (LOSS)                                                3,571,565
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
  Investments                                                               2,999,982
  Foreign currency transactions                                                97,426
                                                                          -----------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions   3,097,408
                                                                          -----------
Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                              18,048,851
  Foreign Currency Translations                                                23,601
                                                                          -----------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and Foreign Currency Translations                                         18,072,452
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                         21,169,860
                                                                          -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $24,741,425
                                                                          ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Six Months Ended    Year Ended
                                                            June 30, 2006   December 31, 2005
                                                           ---------------- -----------------
OPERATIONS
  Net investment income (loss)                               $  3,571,565     $  2,676,827
  Net realized gain (loss) on investments and
   foreign currency transactions                                3,097,408           88,584
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations               18,072,452       21,316,124
                                                             ------------     ------------
Increase (Decrease) in Net Assets Resulting
 from Operations                                               24,741,425       24,081,535
                                                             ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                 -       (2,691,598)
                                                             ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                              171,185,509      150,709,226
  Reinvestment of distributions                                         -        2,524,430
  Redemption of shares                                        (33,399,470)     (37,137,742)
  Redemption fees                                                 148,574           84,033
                                                             ------------     ------------
Increase (Decrease) from Capital Share Transactions           137,934,613      116,179,947
                                                             ------------     ------------
Increase (Decrease) in Net Assets                             162,676,038      137,569,884
NET ASSETS
  Beginning of Period                                         280,579,694      143,009,810
                                                             ------------     ------------
  End of Period(a)                                           $443,255,732     $280,579,694
                                                             ============     ============
SHARE TRANSACTIONS
  Sale of shares                                                9,856,848        9,919,767
  Reinvestment of distributions                                         -          155,829
  Redemption of shares                                         (1,936,036)      (2,418,288)
                                                             ------------     ------------
Increase (Decrease) in Shares                                   7,920,812        7,657,308
                                                             ============     ============
(a) Accumulated undistributed (distributions in excess of)
    net investment income                                    $  3,127,268     $   (444,297)
                                                             ============     ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period:

                                Six Months                        Year Ended                           June 1,       June 1,
                                  Ended      ----------------------------------------------------  2001(a) through 2000 through
                                 June 30,    December 31,  December 31,  December 31, December 31,  December 31,     May 31,
                                   2006          2005        2004(b)       2003(b)      2002(b)        2001(b)       2001(b)
                                ----------   ------------  ------------  ------------ ------------ --------------- ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $  16.20      $  14.80      $  12.04      $  8.30      $  8.01        $  8.59       $  8.35
                                 --------      --------      --------      -------      -------        -------       -------
INVESTMENT
 OPERATIONS
  Net investment income (loss)       0.16(c)       0.19(c)       0.05         0.04         0.05              -(d)       0.06
  Net realized and unrealized
   gain (loss) on investments,
   options and foreign
   currency transactions             1.19          1.36          2.78         3.86         0.20          (0.48)         0.63
                                 --------      --------      --------      -------      -------        -------       -------
Total from Investment
 Operations                          1.35          1.55          2.83         3.90         0.25          (0.48)         0.69
                                 --------      --------      --------      -------      -------        -------       -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                 -         (0.16)        (0.08)       (0.03)       (0.02)         (0.06)        (0.02)
  In excess of net investment
   income                               -             -             -            -            -          (0.04)            -
  Net realized gain on
   investments, options and
   foreign currency
   transactions                         -             -             -(d)     (0.13)           -              -         (0.43)
                                 --------      --------      --------      -------      -------        -------       -------
Total Distributions to
 Shareholders                           -         (0.16)        (0.08)       (0.16)       (0.02)         (0.10)        (0.45)
                                 --------      --------      --------      -------      -------        -------       -------
Redemption fee(c)                    0.01          0.01          0.01            -(d)      0.06              -             -
                                 --------      --------      --------      -------      -------        -------       -------
NET ASSET VALUE, END
 OF PERIOD                       $  17.56      $  16.20      $  14.80      $ 12.04      $  8.30        $  8.01       $  8.59
                                 ========      ========      ========      =======      =======        =======       =======
TOTAL RETURN(E)                      8.39%        10.52%        23.63%       47.06%        3.82%         (5.64)%        8.98%
RATIO/SUPPLEMENTARY
 DATA
Net Assets at End of Period
 (000's omitted)                 $443,256      $280,580      $143,010      $36,675      $23,341        $16,925       $18,501
Ratios to Average Net
 Assets:(f)
  Net investment income (loss)       1.87%         1.23%         0.73%        0.52%        0.51%         (0.18)%        0.74%
  Net expenses                       1.25%         1.29%         1.48%        1.75%        1.75%          1.75%         1.75%
  Gross expenses(g)                  1.25%         1.30%         1.48%        1.86%        2.00%          2.24%         2.05%
PORTFOLIO TURNOVER
 RATE(E)                                3%           10%           15%          26%          40%            36%           34%

------------------------------
(a)Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b)Audited by another Independent Registered Public Accounting Firm.
(c)Calculated based on average shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, and maturity. Money market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the investment adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The fee is accounted for as paid-in capital. The Fund collected $148,574 in redemption fees during the six months ended June 30, 2006.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting
Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services. The Fund did not pay any shareholder service fees pursuant to the plan for the six months ended June 30, 2006.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

The Distributor has voluntarily agreed to waive a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2006, fees waived for Compliance Services fees were $702.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $153,685,619 and $10,639,514, respectively, for the six months ended June 30, 2006.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $   130,871
                   Undistributed Long-Term Gain      110,636
                   Capital and Other Losses          (58,594)
                   Unrealized Appreciation        48,919,253
                                                 -----------
                   Total                         $49,102,166
                                                 ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October currency loss was $58,594. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006, through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                Beginning       Ending      Expenses
                              Account Value  Account Value Paid During
                             January 1, 2006 June 30, 2006   Period*
                             --------------- ------------- -----------
         Actual Return          $1,000.00      $1,083.94      $6.46
         Hypothetical Return    $1,000.00      $1,018.60      $6.26

* Expenses are equal to the Fund's annualized expense ratio 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

NOTE 10. ADVISORY AGREEMENT APPROVAL

At the February 17, 2006 Board meeting, the Board including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's approach to managing the Fund. The Board also discussed with the Adviser the adequacy of its resources. The Board concluded, after meeting with a representative of the Adviser, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. The Board considered the ongoing growth in Fund assets, which increased during 2005 from $141.7 million in January 2005 to $277.4 million as of December 31, 2005. The Board also considered the

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
Adviser's compensation and profitability attributable to providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Fund's total expense ratio was lower than the mean and median total expense ratio for its Lipper Inc. peer group. The Board noted, however, that the Fund currently holds a five-star overall rating from Morningstar. The Board also noted that, although the Fund underperformed its benchmark index for the 3- and 6-month periods ended
December 31, 2005, it outperformed its benchmark for the 1, 3- and 5-year periods ended December 31, 2005 and ranked number one in its Lipper Inc. peer group for the 5-year period. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

The Board then considered the financial solvency of the Adviser after reviewing the Adviser's financial summary (and its Errors and Omissions policy). Based on the foregoing, the Board concluded that the Adviser appeared to be economically viable.

The Board also considered other services rendered by the Adviser to the Fund including the Adviser's (i) marketing services including arrangement of the availability of Fund shares on mutual fund platforms such as Fidelity, Schwab, TD Waterhouse, Ameritrade and ScottTrade and (ii) compensation to Schwab of approximately $40,000 per year for maintaining the Fund on its transaction fee networks. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that the extent of other benefits received by the Adviser from its relationship with the Fund was not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement in a private session with counsel at which no representatives of the Adviser were present. Based upon its review, the Board concluded that the approval of the Advisory Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders.

NOTE 11. OTHER INFORMATION

On June 30, 2006, two shareholders held approximately 46% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                    [GRAPHIC]
                            Polaris Global Value Fund
                              SEMI-ANNUAL REPORT
                                 June 30, 2006
                                  (Unaudited)
                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          HTTP://WWW.POLARISFUNDS.COM
                                (888) 263-5594

                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

This report is submitted for the general information of the shareholders of the
                                     Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

Semi-Annual Report
June 30, 2006
(Unaudited)
                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND
                                    [GRAPHIC]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    A MESSAGE TO OUR SHAREHOLDERS        2
                    PERFORMANCE CHART AND ANALYSIS       7
                    SCHEDULE OF INVESTMENTS              8
                    STATEMENT OF ASSETS AND LIABILITIES 12
                    STATEMENT OF OPERATIONS             13
                    STATEMENTS OF CHANGES IN NET ASSETS 14
                    FINANCIAL HIGHLIGHTS                15
                    NOTES TO FINANCIAL STATEMENTS       17

WINSLOW GREEN GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT OF THE ADVISER

Dear Fellow Shareholder:

The domestic stock market provided mixed results during the first half of 2006. While most major market indexes enjoyed significant positive returns during the first quarter, these gains were largely reversed during the second quarter. Within the small-cap growth market, this effect was particularly pronounced; the Russell 2000 Growth Index, the Fund's benchmark, returned 6.07% during the first six months of 2006; it did so by returning 14.36% during the first quarter, followed by a decline of -7.25% during the second quarter.

While the Winslow Green Growth Fund (the "Fund") also experienced a disappointing second quarter, I am happy to report that the Fund earned positive returns of 8.63% for shareholders during the six months ended June 30, beating its benchmark index for the period. The Fund also finished the period with strong returns over the trailing one year, three year, five year and ten year time periods. To me, the long-term performance of the Fund is a key consideration. While our investment style always has the potential to generate short-term volatility, we are encouraged by the long-term results of our environmentally conscious investment strategy. For more detailed performance information, please refer to our portfolio manager letter to shareholders on page 4.

WINSLOW'S PHILOSOPHY - GREEN INVESTING FOR THE LONG TERM

Winslow Management Company, the Fund's adviser, was founded in 1983 with the goal of outperforming benchmark indices and our peers through environmental, or "green" investing. We invest in companies that are in the business of solving environmental problems, as well as companies that have good, clean practices with regards to the environment. We are always looking for vibrant companies that have the potential to positively impact the environment as well as shareholder value.

A critical component of Winslow's investment strategy is our focus on long-term results. We invest primarily in growth companies with smaller market capitalizations. Because of our focus on green investing we tend to concentrate the portfolio in specific sectors, such as alternative energy, healthy living, health care, and technology. Finally, we tend to focus the portfolio on the companies that we believe represent our best investment ideas. This investment strategy can generate short-term volatility; however, we believe that our selectivity, as well as our dedication to high-quality growth companies in green growth sectors, has the potential to generate strong performance relative to our peers over a long-term investment horizon.
2

                                                      WINSLOW GREEN GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
Macroeconomic factors such as oil prices, interest rates and the specter of inflation continue to roil domestic equity markets. At the same time, growing recognition of environmental threats such as global warming continues to fuel growth in green industry sectors. While we cannot predict exactly how broader market factors will impact the Fund, we continue to remain confident that, over time, the market will reward innovative companies with strong positions in growing markets, and a commitment to doing business as part of an environmentally sustainable economy.

We welcome your questions and comments, and invite you to contact us at inquiry@winslowgreen.com. On behalf of everyone at Winslow Management Company, thank you for your continued investment and your commitment to green investing.

Sincerely,

/s/ Jackson W.Robinson

Jackson W. Robinson
President, Winslow Management Company, LLC

WINSLOW GREEN GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
LETTER FROM THE PORTFOLIO MANAGERS

We are pleased to provide you with the 2006 semi-annual report for the Fund. For the six months ended June 30, 2006, the Fund earned a return of 8.63%, as compared to the 6.07% generated by the Russell 2000 Growth Index, the Fund's benchmark. As shown in the table below, the Fund has performed very well across multiple time periods ended June 30.

                                       1-YEAR 3-YEAR 5-YEAR 10-YEAR
             Winslow Green Growth Fund 21.56% 19.66% 8.19%  18.39%
             Russell 2000 Growth Index 14.58% 16.27% 3.49%   4.12%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE.

The Fund experienced a disappointing second quarter following a strong first quarter, as continued upward pressure on interest rates had an inevitable impact on stock valuations within the small cap growth sector. The Fund's holdings outperformed the benchmark significantly during the first quarter, on the strength of excellent earnings and expectations of future earnings growth. However, these growth expectations made the Fund's holdings particularly sensitive to fears of rising interest rates during the second quarter, and as a result the Fund's decline during the second quarter was more pronounced than that of the benchmark.

The Fund's holdings in sectors providing green products and services performed better than the overall portfolio during the first half. As of June 30/th/, the Fund held approximately 30% of its portfolio in what Winslow refers to as 'green energy' stocks - meaning companies involved in renewable energy production or in technologies promoting energy efficiency. These companies - which span a number of sectors such as energy, materials, and a variety of others - provided excellent performance over the past six months, as their products and services became more important and more profitable in an environment of expensive oil and increased awareness of climate change.

Significant portions of the U.S. population continue to shift purchasing toward a healthier diet and healthier lifestyle, and demand for organic products is at an all-time high, in some cases exceeding the available capacity of organic food producers. As a result the Fund's holdings in healthy living stocks, which represent approximately 15% of the portfolio, also experienced strong results during the period.
4

                                                      WINSLOW GREEN GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
The companies that impacted the Fund most negatively tended to be those within the healthcare sector; these companies came under particular pressure from rising interest rates during the second quarter of 2006. Some companies simply did not generate the results we expected; we believe that other companies, in which we continue to maintain significant positions, represent growth potential that the market has not fully recognized. We continue to see significant investment opportunities in companies that are advancing medical science for the benefit of society. Our portfolio companies are offering treatments for osteoporosis that are deemed safer than those offered by existing competitors; they are developing powerful new treatments for diabetes and high cholesterol; they are creating revolutionary new solutions to macular degeneration that could potentially save the eyesight of millions of Americans. There is considerable latent need for these medical solutions, and we believe that our portfolio companies are well positioned to develop and commercialize successful product lines in their respective medical niches.

We are optimistic about the long-term prospects for the companies in our portfolio. Trends in global warming and oil prices continue to drive growth in the alternative energy sector. We also see a number of trends which point to continued growth within the healthy living and organic nutrition segments. Finally, we feel the portfolio focuses on companies that, in our view, are particularly well positioned for above-average earnings growth. Economic factors are likely to present continued challenges for small-cap growth stocks, but we continue to believe that innovative companies that proactively address environmental matters will be rewarded with premium valuations over a long-term time horizon.

We thank you for your investment in the Winslow Green Growth Fund.

Sincerely,

/s/ Jackson W.Robinson
Jackson W. Robinson
Portfolio Manager

/s/ Matthew W.Patsky
Matthew Patsky
Portfolio Manager

WINSLOW GREEN GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES POSE GREATER RISKS THAN THOSE TYPICALLY ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED
MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees were waived or expenses reimbursed; otherwise, returns would have been lower. Prior to April 1, 2001, Winslow Management Company (the "Adviser") managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund, and reflects the expenses of the common trust fund. If the common trust fund's performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The views in this report were those of the Fund managers as of June 30, 2006 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.
6

                                                      WINSLOW GREEN GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2006
--------------------------------------------------------------------------------
The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten fiscal years, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

  AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/06       ONE YEAR FIVE YEAR TEN YEAR
  Winslow Green Growth Fund - Investor Shares       21.56%    8.19%    18.39%
  Winslow Green Growth Fund - Institutional Shares  21.49%    8.18%    18.39%
  Russell 2000 Growth Index                         14.58%    3.49%     4.12%
  INVESTMENT VALUE ON 06/30/06
  Winslow Green Growth Fund - Investor Shares      $54,109
  Winslow Green Growth Fund - Institutional Shares $54,081
  Russell 2000 Growth Index                        $14,981

                                    [CHART]
                                                            RUSSELL 2000
     DATE          INVESTOR SHARES  INSTITUTIONAL SHARES    GROWTH INDEX
     ----          ---------------  --------------------    ------------
   6/30/1996          $10,000               $10,000           $10,000
   7/31/1996            9,123                 9,123             8,779
   8/31/1996            9,864                 9,864             9,429
   9/30/1996            9,805                 9,805             9,915
  10/31/1996           10,017                10,017             9,487
  11/30/1996           10,702                10,702             9,751
  12/31/1996           11,037                11,037             9,941
   1/31/1997           11,370                11,370            10,189
   2/28/1997           10,682                10,682             9,574
   3/31/1997           10,182                10,182             8,898
   4/30/1997           10,305                10,305             8,795
   5/31/1997           11,541                11,541            10,117
   6/30/1997           12,198                12,198            10,460
   7/31/1997           12,460                12,460            10,996
   8/31/1997           13,477                13,477            11,326
   9/30/1997           15,305                15,305            12,230
  10/31/1997           14,584                14,584            11,496
  11/30/1997           14,065                14,065            11,221
  12/31/1997           14,608                14,608            11,228
   1/31/1998           14,605                14,605            11,078
   2/28/1998           16,088                16,088            12,056
   3/31/1998           18,139                18,139            12,562
   4/30/1998           18,112                18,112            12,639
   5/31/1998           16,501                16,501            11,721
   6/30/1998           15,204                15,204            11,840
   7/31/1998           13,739                13,739            10,852
   8/31/1998           10,590                10,590             8,347
   9/30/1998           11,290                11,290             9,193
  10/31/1998           11,949                11,949             9,672
  11/30/1998           12,798                12,798            10,423
  12/31/1998           14,073                14,073            11,366
   1/31/1999           14,941                14,941            11,877
   2/28/1999           13,554                13,554            10,791
   3/31/1999           14,405                14,405            11,175
   4/30/1999           15,225                15,225            12,162
   5/31/1999           15,732                15,732            12,181
   6/30/1999           16,298                16,298            12,823
   7/31/1999           18,064                18,064            12,426
   8/31/1999           19,240                19,240            11,961
   9/30/1999           19,478                19,478            12,192
  10/31/1999           19,827                19,827            12,504
  11/30/1999           24,625                24,625            13,827
  12/31/1999           31,593                31,593            16,264
   1/31/2000           35,768                35,768            16,112
   2/29/2000           49,443                49,443            19,861
   3/31/2000           49,854                49,854            17,773
   4/30/2000           41,084                41,084            15,979
   5/31/2000           37,641                37,641            14,580
   6/30/2000           44,605                44,605            16,463
   7/31/2000           42,464                42,464            15,052
   8/31/2000           52,243                52,243            16,635
   9/30/2000           55,800                55,800            15,809
  10/31/2000           49,906                49,906            14,526
  11/30/2000           37,304                37,304            11,888
  12/31/2000           40,875                40,875            12,616
   1/31/2001           45,214                45,214            13,637
   2/28/2001           34,209                34,209            11,768
   3/31/2001           27,509                27,509            10,698
   4/30/2001           35,844                35,844            12,007
   5/31/2001           35,707                35,707            12,286
   6/30/2001           36,504                36,504            12,621
   7/31/2001           32,213                32,213            11,544
   8/31/2001           28,939                28,939            10,823
   9/30/2001           24,345                24,345             9,077
  10/31/2001           27,261                27,261             9,950
  11/30/2001           31,278                31,278            10,780
  12/31/2001           33,066                33,066            11,452
   1/31/2002           31,828                31,828            11,044
   2/28/2002           28,664                28,664            10,329
   3/31/2002           31,965                31,965            11,227
   4/30/2002           32,048                32,048            10,984
   5/31/2002           29,049                29,049            10,342
   6/30/2002           26,079                26,079             9,465
   7/31/2002           23,053                23,053             8,010
   8/31/2002           22,090                22,090             8,007
   9/30/2002           19,806                19,806             7,428
  10/31/2002           19,751                19,751             7,804
  11/30/2002           23,218                23,218             8,578
  12/31/2002           20,659                20,659             7,986
   1/31/2003           19,751                19,751             7,769
   2/28/2003           19,916                19,916             7,562
   3/31/2003           21,952                21,952             7,676
   4/30/2003           24,208                24,208             8,403
   5/31/2003           27,591                27,591             9,350
   6/30/2003           31,580                31,580             9,530
   7/31/2003           33,368                33,368            10,251
   8/31/2003           36,339                36,339            10,801
   9/30/2003           37,302                37,302            10,528
  10/31/2003           39,063                39,063            11,437
  11/30/2003           39,448                39,448            11,810
  12/31/2003           39,613                39,613            11,863
   1/31/2004           41,153                41,153            12,486
   2/29/2004           40,906                40,906            12,467
   3/31/2004           39,971                39,971            12,525
   4/30/2004           38,430                38,430            11,896
   5/31/2004           37,907                37,907            12,133
   6/30/2004           39,530                39,530            12,537
   7/31/2004           34,029                34,029            11,411
   8/31/2004           33,066                33,066            11,166
   9/30/2004           37,275                37,275            11,783
  10/31/2004           39,475                39,475            12,069
  11/30/2004           42,089                42,089            13,090
  12/31/2004           44,402                44,402            13,560
   1/31/2005           41,386                41,386            12,949
   2/28/2005           42,280                42,280            13,127
   3/31/2005           40,716                40,716            12,634
   4/30/2005           34,907                34,907            11,830
   5/31/2005           40,520                40,520            12,665
   6/30/2005           44,514                44,514            13,074
   7/31/2005           47,921                47,921            13,988
   8/31/2005           47,278                47,278            13,791
   9/30/2005           49,038                49,038            13,900
  10/31/2005           47,530                47,530            13,386
  11/30/2005           49,289                49,289            14,144
  12/31/2005           49,812                49,812            14,123
   1/31/2006           55,042                55,042            15,486
   2/28/2006           55,919                55,919            15,403
   3/31/2006           59,594                59,594            16,152
   4/30/2006           59,000                59,000            16,105
   5/31/2006           56,145                56,145            14,972
   6/30/2006           54,109                54,081            14,981

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

   SHARES                  SECURITY DESCRIPTION                      VALUE
  ----------------------------------------------------------------------------
  COMMON STOCK - 99.8%
  CONSUMER DISCRETIONARY - 5.7%
    241,100 Answers Corp.+                                       $   2,295,272
    565,000 aQuantive, Inc.+                                        14,311,450
                                                                 -------------
                                                                    16,606,722
                                                                 -------------
  CONSUMER STAPLES - 15.4%
    300,000 Green Mountain Coffee Roasters, Inc.+                   12,051,000
    341,000 Herbalife, Ltd.+                                        13,605,900
    323,000 Services Acquisition Corp. International+                3,197,700
    340,000 United Natural Foods, Inc.+                             11,226,800
     70,000 Whole Foods Market, Inc.(down delta)                     4,524,800
                                                                 -------------
                                                                    44,606,200
                                                                 -------------
  ENERGY - 8.5%
  1,000,000 Canadian Hydro Developers, Inc.+                         4,640,000
    850,000 Clean Air Power, Ltd.+                                   1,383,008
    340,000 Clipper Windpower plc+                                   1,885,920
    411,900 Environmental Power Corp.+                               2,697,945
    425,000 Fuel-Tech NV+                                            5,142,500
    135,000 Headwaters, Inc.+                                        3,450,600
    164,000 Infinity Bio-Energy Ltd.+                                  861,000
    620,500 Protonex Technology Corp.+                                 975,178
    500,000 Quantum Fuel Systems Technologies Worldwide, Inc.+       1,530,000
    875,000 Questair Technologies, Inc.+                             1,083,942
     76,000 Renewable Energy Corp. AS+                               1,086,587
                                                                 -------------
                                                                    24,736,680
                                                                 -------------
  FINANCIALS - 3.2%
    245,000 Bankrate, Inc.+                                          9,251,200
                                                                 -------------
  PHARMACEUTICALS AND BIOTECHNOLOGY - 18.6%
  1,225,000 Applera Corp - Celera Genomics Group+                   15,863,750
  1,000,000 Arena Pharmaceuticals, Inc.+                            11,580,000
  1,833,000 Durect Corp.+                                            7,093,710
  1,550,000 Isis Pharmaceuticals, Inc.+                              9,377,500
  3,325,000 Unigene Laboratories, Inc.+                              9,975,000
                                                                 -------------
                                                                    53,889,960
                                                                 -------------

See Notes to Financial Statements.
8
                                                      WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

             SHARES          SECURITY DESCRIPTION            VALUE
            ----------------------------------------------------------
            HEALTH CARE EQUIPMENT AND SERVICES - 12.7%
              703,600   SurModics, Inc.+                 $  25,406,996
            2,775,000   ThermoGenesis Corp.+                11,433,000
                                                         -------------
                                                            36,839,996
                                                         -------------
            INDUSTRIALS - 18.3%
              125,000   American Superconductor Corp.+       1,103,750
               70,000   Basin Water, Inc.+                     701,400
              600,000   Color Kinetics, Inc.+               11,346,000
            1,300,000   Emcore Corp.+                       12,480,000
               78,500   ESCO Technologies, Inc.+             4,195,825
              180,000   NAM TAI Electronics, Inc.            4,026,600
              650,000   Zoltek Cos., Inc.+                  19,428,500
                                                         -------------
                                                            53,282,075
                                                         -------------
            SOFTWARE AND SERVICES - 15.5%
            1,100,000   Certicom Corp.+                      6,208,400
              700,000   Maxwell Technologies, Inc.+         13,741,000
            1,075,000   Opsware, Inc.+                       8,858,000
              550,000   Sonic Solutions, Inc.+               9,075,000
              903,000   VA Software Corp.+                   3,503,640
              350,000   VitalStream Holdings, Inc.+          3,710,000
                                                         -------------
                                                            45,096,040
                                                         -------------
            TELECOMMUNICATIONS SERVICES - 1.2%
            1,087,000   Airspan Networks, Inc.+              2,717,500
               50,000   Occam Networks, Inc.+                  900,000
                                                         -------------
                                                             3,617,500
                                                         -------------
            UTILITIES - 0.7%
            2,700,000   US Geothermal, Inc.+                 2,106,000
                                                         -------------
            TOTAL COMMON STOCK (Cost $265,131,989)         290,032,373
                                                         -------------

See Notes to Financial Statements.
WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------

      SHARES               SECURITY DESCRIPTION                   VALUE
     ----------------------------------------------------------------------
     WARRANTS - 0.1%
       328,000 Infinity Bio-Energy Ltd., Expires 05/23/10     $     157,440
       100,000 Quantum Fuel Systems Technologies Worldwide,
                 Inc., Expires 12/31/49                                   0
                                                              -------------
     TOTAL WARRANTS (Cost $164,000)                                 157,440
                                                              -------------
     MONEY MARKET FUNDS - 0.6%
     1,746,602 Pax World Money Market Fund, 4.70%
                 (Cost $1,746,602)                                1,746,602
                                                              -------------
     TOTAL INVESTMENTS IN SECURITIES - 100.5%
       (Cost $267,042,591)*                                     291,936,415
                                                              -------------

   WRITTEN CALL OPTIONS - (0.0)%
   SECURITY                                          CONTRACTS
   -------------------------------------------------------------------------
   Whole Foods Market, Inc.
   Expiration August 21, 2006, Exercise Price $75.00
   (Premiums Received $46,433)                          500         (20,000)
                                                               ------------
   OTHER ASSETS AND LIABILITIES, NET - (0.5%)                    (1,432,912)
                                                               ------------
   NET ASSETS - 100.0%                                         $290,483,503
                                                               ============

----------
+Non-income producing security.
(down delta)All or a portion of shares have been committed as cover for written options.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 35,335,047
            Gross Unrealized Depreciation               (10,414,790)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 24,920,257
                                                       ============

See Notes to Financial Statements.
10
                                                      WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS
% of Total Investments

                   Consumer Discretionary               5.7%
                   Consumer Staples                    15.3%
                   Energy                               8.5%
                   Financials                           3.2%
                   Pharmaceuticals and Biotechnology   18.4%
                   Health Care Equipment and Services  12.6%
                   Industrials                         18.3%
                   Software and Services               15.4%
                   Telecommunications Services          1.2%
                   Utilities                            0.7%
                   Warrants                             0.1%
                   Money Market Funds                   0.6%
                                                      ------
                                                      100.0%
                                                      ======

See Notes to Financial Statements.
WINSLOW GREEN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
--------------------------------------------------------------------------------

   ASSETS
    Total investments, at value (Cost $267,042,591)            $291,936,415
    Receivables:
      Investment securities sold                                    857,864
      Expense Reimbursement from adviser                              2,057
      Fund shares sold                                              702,405
      Dividends and interest                                         80,804
    Prepaid expenses                                                 15,601
                                                               ------------
   Total Assets                                                 293,595,146
                                                               ------------
   LIABILITIES
    Call options written, at value (Premiums received $46,433)       20,000
    Payables:
      Due to custodian                                            1,054,661
      Fund shares redeemed                                          277,265
      Investment securities purchased                             1,371,091
    Accrued Liabilities:
      Investment adviser fees                                       211,051
      Trustees' fees and expenses                                     4,094
      Compliance services fees                                       11,604
      Other expenses                                                161,877
                                                               ------------
   Total Liabilities                                              3,111,643
                                                               ------------
   NET ASSETS                                                  $290,483,503
                                                               ============
   COMPONENTS OF NET ASSETS
    Paid-in-capital                                            $262,624,629
    Accumulated net investment income (loss)                     (1,300,625)
    Accumulated net realized gain (loss)                          4,245,007
    Unrealized appreciation (depreciation)                       24,914,492
                                                               ------------
   NET ASSETS                                                  $290,483,503
                                                               ============
   SHARES OF BENEFICIAL INTEREST (UNLIMITED
     SHARES AUTHORIZED)
    Investor Shares                                              14,602,907
    Institutional Shares                                            568,403
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE
    Investor Shares (based on net assets of $279,600,599)      $      19.15
                                                               ------------
    Institutional Shares (based on net assets of $10,882,904)  $      19.15
                                                               ------------

See Notes to Financial Statements.
12
                                                      WINSLOW GREEN GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
--------------------------------------------------------------------------------

       INVESTMENT INCOME
        Dividend income                                     $   392,501
        Interest income                                          19,296
                                                            -----------
       Total Investment Income                                  411,797
                                                            -----------
       EXPENSES
        Investment adviser fees                               1,063,867
        Administrator fees                                      103,403
        Shareholder servicing fees
          Investor Shares                                       293,932
        Transfer agency fees
          Investor Shares                                       115,075
          Institutional Shares                                    1,895
        Custodian fees                                           21,916
        Accountant fees                                          34,559
        Registration fees                                        16,314
        Professional fees                                        25,544
        Trustees' fees and expenses                               7,547
        Compliance services fees                                 25,124
        Miscellaneous expenses                                   29,376
                                                            -----------
       Total Expenses                                         1,738,552
        Fees waived and reimbursed                              (26,130)
                                                            -----------
       Net Expenses                                           1,712,422
                                                            -----------
       NET INVESTMENT INCOME (LOSS)                          (1,300,625)
                                                            -----------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized Gain (Loss) on:
        Investments                                           4,061,671
        Options                                                 496,146
        Foreign currency transactions                           (16,860)
                                                            -----------
       Net Realized Gain (Loss)                               4,540,957
                                                            -----------
       Change in Unrealized Appreciation (Depreciation) on:
        Investments                                           2,970,650
        Options                                                  21,446
        Foreign currency translations                            (5,765)
                                                            -----------
       Net Change in Unrealized Appreciation (Depreciation)   2,986,331
                                                            -----------
       NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS                                          7,527,288
                                                            -----------
       INCREASE (DECREASE) IN NET ASSETS FROM
         OPERATIONS                                         $ 6,226,663
                                                            ===========

See Notes to Financial Statements.
WINSLOW GREEN GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED        YEAR ENDED
                                                  JUNE 30, 2006 DECEMBER 31, 2005
                                                  ------------- -----------------
OPERATIONS
  Net investment income (loss)                    $ (1,300,625)   $   (775,316)
  Net realized gain (loss)                           4,540,957        (226,144)
  Net change in unrealized appreciation
   (depreciation)                                    2,986,331      10,599,980
                                                  ------------    ------------
Increase (Decrease) in Net Assets from Operations    6,226,663       9,598,520
                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net realized gain on investments                          --      (1,808,922)
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares
    Investor Shares                                168,590,303     122,110,641
    Institutional Shares                            11,002,374              --
  Reinvestment of distributions
    Investor Shares                                         --       1,649,372
    Institutional Shares                                    --              --
  Redemption of shares
    Investor Shares                                (47,755,485)    (27,712,009)
    Institutional Shares                                    --              --
  Redemption fees
    Investor Shares                                    141,378          74,129
    Institutional Shares                                   716              --
                                                  ------------    ------------
Increase (Decrease) from Capital Share
 Transactions                                      131,979,286      96,122,133
                                                  ------------    ------------
Increase (Decrease) in Net Assets                  138,205,949     103,911,731
NET ASSETS
  Beginning of period                              152,277,554      48,365,823
                                                  ------------    ------------
  End of period(a)                                $290,483,503    $152,277,554
                                                  ============    ============
SHARE TRANSACTIONS
  Sale of shares
    Investor Shares                                  8,414,013       7,214,264
    Institutional Shares                               568,403              --
  Reinvestment of distributions
    Investor Shares                                         --          92,821
    Institutional Shares                                    --              --
  Redemption of shares
    Investor Shares                                 (2,453,476)     (1,706,457)
    Institutional Shares                                    --              --
                                                  ------------    ------------
Increase (Decrease) in Shares                        6,528,940       5,600,628
                                                  ============    ============
(a)Accumulated undistributed (distributions in
   excess of) net investment income               $ (1,300,625)   $         --
                                                  ============    ============

See Notes to Financial Statements.
14
                                                      WINSLOW GREEN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                              APRIL 1, 2001(A)
                                 SIX MONTHS               YEAR ENDED DECEMBER 31,                 THROUGH
                                    ENDED      --------------------------------------------     DECEMBER 31,
                                JUNE 30, 2006      2005        2004        2003       2002          2001
                                -------------  --------     -------     -------     -------   ----------------
INVESTOR SHARES
NET ASSET VALUE PER
 SHARE, Beginning of
 Period                           $  17.62     $  15.90     $ 14.41     $  7.51     $ 12.02       $ 10.00
                                  --------     --------     -------     -------     -------       -------
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss                (0.11)(b)    (0.17)(b)   (0.17)(b)   (0.11)(b)   (0.09)        (0.06)
  Net realized and unrealized
   gain (loss) on investments,
   options and foreign
   currency transactions              1.63         2.09        1.90        7.00       (4.42)         2.08
                                  --------     --------     -------     -------     -------       -------
Total from Investment
 Operations                           1.52         1.92        1.73        6.89       (4.51)         2.02
                                  --------     --------     -------     -------     -------       -------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM
  Net realized gain                     --        (0.22)      (0.24)         --          --            --
                                  --------     --------     -------     -------     -------       -------
Redemption Fees(b)                    0.01         0.02          --(c)     0.01          --            --
NET ASSET VALUE PER
 SHARE, End of Period             $  19.15     $  17.62     $ 15.90     $ 14.41     $  7.51       $ 12.02
                                  ========     ========     =======     =======     =======       =======
TOTAL RETURN(D)                       8.63%       12.18%      12.09%      91.74%     (37.52)%       20.20%
RATIO/
 SUPPLEMENTARY
 DATA
  Net assets at end of period
   (000's omitted)                $279,601     $152,278     $48,366     $55,263     $10,993       $16,074
  Ratios to Average Net
   Assets(e):
   Net Expenses                       1.45%        1.45%       1.45%       1.45%       1.45%         1.45%
   Gross Expenses(f)                  1.47%        1.69%       1.93%       1.90%       2.48%         3.06%
  Net investment income
   (loss)                            (1.10)%      (1.02)%     (1.20)%     (0.93)%     (0.98)%       (1.08)%
PORTFOLIO TURNOVER
 RATE(D)                                32%         103%        102%        202%        114%           98%

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.
WINSLOW GREEN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                               JUNE 6, 2006(A)
                                                                                   THROUGH
                                                                                JUNE 30, 2006
                                                                               ---------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of Period                                     $ 19.56
                                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(b)                                                             (0.01)
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                             (0.40)
                                                                                   -------
Total from Investment Operations                                                     (0.41)
                                                                                   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain                                                                     --
                                                                                   -------
Redemption Fees(b)                                                                      --(c)
NET ASSET VALUE PER SHARE, End of Period                                           $ 19.15
                                                                                   =======
TOTAL RETURN(D)                                                                      (2.20)%
RATIO/SUPPLEMENTARY DATA
   Net assets at end of period (000's omitted)                                     $10,883
   Ratios to average net assets(e):
   Net Expenses                                                                       1.20%
   Gross Expenses(f)                                                                  1.53%
   Net investment income (loss)                                                      (0.74)%
PORTFOLIO TURNOVER RATE(D)                                                              32%

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements. See Notes to Financial Statements.
16

                                                      WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has twenty-seven portfolios.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. The Fund currently offers two share classes. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Fund seeks capital appreciation through environmentally responsible investing.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, and maturity. Money market instruments that mature in sixty days or less are valued at amortized cost.

WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital
18

                                                      WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series and classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - If you redeem or exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee subject to certain limited exceptions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the six months ended June 30, 2006, the Fund collected $142,094 in redemption fees.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal

WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Winslow Management Company (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.
20

                                                      WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 4. WAIVER/REIMBURSEMENT OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2007 to limit total annual operating expenses to 1.20% for Institutional Shares and 1.45% for Investor Shares, for each class' average daily net assets. The Distributor and other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2006, fees waived were as follows:

          INVESTMENT ADVISER   COMPLIANCE     OTHER  TOTAL FEES WAIVED
              REIMBURSED     SERVICES WAIVED WAIVERS  AND REIMBURSED
          ------------------ --------------- ------- -----------------
                $2,057           $2,909      $21,164      $26,130

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $208,528,074 and $75,424,444, respectively, for the six months ending June 30, 2006.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings on a tax basis were as follows:

              Undistributed Ordinary Income          $        (1)
              Undistributed Long-Term Gain               205,739
              Capital and Other Losses                   (41,357)
              Unrealized Appreciation (Depreciation)  21,467,830
                                                     -----------
              Total                                  $21,632,211
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $41,357. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
NOTE 7. WRITTEN OPTION TRANSACTIONS
Transactions in options written during the six months ended June 30, 2006 were as follows:

                                                           CALLS
                                                   ---------------------
                                                      NUMBER
                                                   OF CONTRACTS PREMIUMS
                                                   ------------ --------
        OUTSTANDING, DECEMBER 31, 2005                  142       8,257
        Options written                               5,769     731,945
        Options terminated in closing transactions    2,111     326,365
        Options exercised                                --          --
        Options expired                               3,300     367,404
                                                      -----     -------
        OUTSTANDING JUNE 30, 2006                       500      46,433
                                                      -----     -------

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, on the Fund's website at www.wggf.com and on the SEC's website at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 10. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. 22

                                                      WINSLOW GREEN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
--------------------------------------------------------------------------------
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006, through June 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                       ENDING ACCOUNT EXPENSES PAID ANNUALIZED
                     BEGINNING ACCOUNT     VALUE         DURING      EXPENSE
                          VALUE*       JUNE 30, 2006     PERIOD*      RATIO*
                     ----------------- -------------- ------------- ----------
 INVESTOR SHARES
 Actual Return           $1,000.00       $1,086.27        $7.50        1.45%
 Hypothetical Return     $1,000.00       $1,017.60        $7.25        1.45%
 INSTITUTIONAL SHARES
 Actual Return           $1,000.00       $  978.02        $0.78        1.20%
 Hypothetical Return     $1,000.00       $1,018.84        $6.01        1.20%

----------
*Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund's actual return information which reflects the 181-day and 23-day periods ended June 30 for Investor and Institutional Shares, respectively, due to the Institutional Shares inception date occurring during the period).

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                        Winslow Management Company, LLC
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110
                             www.winslowgreen.com

                                Transfer Agent
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.
                                    [GRAPHIC]
Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/6/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/6/06
         -----------------------------------


By       /s/ Trudance L. Bakke
         -----------------------------------
         Trudance L. Bakke, Treasurer & Principal Financial Officer

Date     9/6/06
         -----------------------------------